UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as Permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-12

COMSTOCK MINING INCORPORATED

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials:
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
(1)	Amount previously paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Comstock Mining Inc. will be held at The Gold Hill Hotel, 1540 Main Street, Virginia City, Nevada 89440, on Thursday, June 23, 2011, at 9:30 a.m., Pacific Daylight Time, for the following purposes:

1.	To elect the five nominees named in the accompanying proxy statement to the Board of Directors to serve for the ensuing year and until their successors are duly elected and qualified;
2.	To ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2011;
3.	To approve the adoption of the Comstock Mining Inc. 2011 Equity Incentive Plan; and
4.	To conduct any other business which may properly come before the meeting or any adjournments or postponements thereof.

Holders of shares of Comstock Mining Inc. common stock and convertible preferred stock of record at the close of business on June 7, 2011, will be entitled to vote at the meeting.

UNLESS YOU PROVIDE SPECIFIC INSTRUCTIONS AS TO HOW TO VOTE, BROKERS MAY NOT VOTE YOUR SHARES OF COMMON STOCK OR CONVERTIBLE PREFERRED STOCK ON THE ELECTION OF DIRECTORS OR TO APPROVE THE ADOPTION OF THE COMSTOCK MINING INC. 2011 EQUITY INCENTIVE PLAN.

To ensure your vote is counted, you are requested to vote your shares promptly by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided, or by telephone or over the Internet, regardless of whether you expect to attend the meeting.

If you are present at the meeting, you may vote in person even if you already have voted your proxy by mail, by telephone or over the Internet.

Seating at the meeting will be on a first-come, first-served basis. To ensure that you have a seat, please arrive early.

By Order of the Board of Directors

William J. Nance, Chairman and acting Secretary

June 7, 2011

PROXY STATEMENT

FOR ANNUAL MEETING OF SHAREHOLDERS
COMSTOCK MINING INC.

TO BE HELD JUNE 23, 2011
APPROXIMATE DATE OF MAILING — JUNE 7, 2011

This Proxy Statement sets forth certain information with respect to the accompanying proxy to be used at the 2011 Annual Meeting (the “Meeting”) of Shareholders of Comstock Mining Inc., or at any adjournments or postponements thereof, for the purposes set forth in the accompanying Notice of Annual Meeting. The Board of Directors has designated The Gold Hill Hotel, 1540 Main Street, Virginia City, Nevada 89440, as the place of the Meeting. The Meeting will be called to order at 9:30 a.m., Pacifica Daylight Time, on Thursday, June 23, 2011.

The Board of Directors solicits this proxy and urges you to vote immediately. Unless the context otherwise indicates, reference to “Comstock,” “we,” “us,” “our” or “the Company” means Comstock Mining Inc.

Our Annual Report on Form 10-K for the fiscal year ended December 31, 2010 (the “Annual Report”), is being mailed concurrently with this Proxy Statement to our shareholders. Our Annual Report is not incorporated by reference into this Proxy Statement and shall not be considered a part of this Proxy Statement or soliciting materials, unless otherwise specifically stated herein.

QUESTIONS AND ANSWERS FOR ANNUAL MEETING

Q:	Who is asking for my vote and why am I receiving this document?
A:	The Board of Directors asks that you vote on the matters listed in the Notice of Annual Meeting of Shareholders, which are more fully described in this Proxy Statement.

We are providing this Proxy Statement and related proxy card to our shareholders in connection with the solicitation by the Board of Directors of proxies to be voted at the Meeting. A proxy, if duly executed and not revoked, will be voted in accordance with the specific instructions noted on the proxy and, if it does not contain specific instructions, will be voted in accordance with the recommendations of the Board of Directors set forth in this Proxy Statement.

Q:	Who is entitled to vote?
A:	You may vote if you owned shares of our common stock (“Common Stock”) or shares of our convertible preferred stock (“Preferred Stock”) on June 7, 2011, the date established by the Board of Directors under Nevada law and our by-laws for determining shareholders entitled to notice of and to vote at the Meeting. On the record date, there were outstanding 23,882,470 shares of Common Stock and 63,088 shares of Preferred Stock. Each share of Common Stock outstanding on the record date is entitled to one vote. Each share of Preferred Stock outstanding on the record date is entitled to one vote for each share of Common Stock into which such Preferred Stock may be converted on the record date, except with respect to Series A-1 Convertible Preferred Stock, which entitles the holders thereof to five votes for each share of Common Stock into which such Preferred Stock may be converted on the record date.
Q:	What is a proxy?
A:	A proxy is your legal designation of another person to vote the stock you own. If you designate someone as your proxy or proxy holder in a written document, that document also is called a proxy or a proxy card. Messrs. William Nance and Scott Jolcover have been designated as proxies or proxy holders for the Meeting. Proxies properly executed and received by our Secretary prior to the Meeting and not revoked will be voted in accordance with the terms thereof.

Q:	What is a voting instruction?
A:	A voting instruction is the instruction form you receive from your bank, broker or its nominee if you hold your shares of Common Stock in street name. The instruction form instructs you how to direct your bank, broker or its nominee, as record holder, to vote your shares of Common Stock.
Q:	What am I voting on at the Meeting?
A:	You will be voting on the following matters at the Meeting:
•	Election of the five nominees named in this Proxy Statement to the Board of Directors;
•	Ratification of Deloitte & Touche LLP as independent registered public accounting firm for the Company;
•	Approval of the adoption of the Comstock Mining Inc. 2011 Equity Incentive Plan (the “Plan”); and
•	Any other business that may properly come before the Meeting or any adjournments or postponements thereof.
Q:	How many votes must be present to hold the Meeting?
A:	In order for the Meeting to be conducted, a majority of the shares entitled to vote as of the record date must be present in person or represented by proxy at the Meeting. This is referred to as a quorum. Abstentions, withheld votes and shares held of record by a bank, broker or its nominee (“broker shares”) that are voted on any matter (including an abstention or withheld vote by broker shares) are included in determining the number of votes present. Broker shares that are not voted on any matter will not be included in determining whether a quorum is present.
Q:	What vote is needed to elect directors?
A:	The election of each nominee for director requires the affirmative vote of the holders of a plurality of the shares of Common Stock and Preferred Stock voted in the election of directors.
Q:	What vote is needed to ratify the appointment of Deloitte & Touche LLP?
A:	The ratification of the appointment of Deloitte & Touche LLP requires that the votes cast in favor of the ratification exceed the number of votes cast in opposition to the ratification.
Q:	What vote is needed to approve the adoption of the Plan?
A:	The approval of the adoption of the Plan requires that the votes cast in favor of the Plan exceed the number of votes cast in opposition to the Plan.
Q:	What are the voting recommendations of the Board of Directors?
A:	The Board of Directors recommends that shareholders vote “FOR” all of the proposed nominees for director and “FOR” the Plan.
Q:	How do I vote?
A:	Registered shareholders (shareholders who hold Common Stock in certificated form as opposed to through a bank, broker, or other nominee) may vote in person at the Meeting or by proxy. Registered shareholders may send their proxies by completing, signing and dating the enclosed proxy card and returning it in the enclosed postage-paid envelope.

Shareholders who hold Common Stock through banks, brokers or other nominees (street name shareholders) who wish to vote at the Meeting should be provided voting instructions from the institution that holds their shares. If this has not occurred, please contact the institution that holds your shares. Street name shareholders may also be eligible to vote their shares electronically by following the voting instructions provided by the bank, broker or other nominee that holds the shares, using either the toll-free telephone number or the Internet address provided on the voting instruction, or otherwise complete, date and sign the voting instruction and return it promptly in the enclosed postage-paid envelope.

The deadline for votes received by mail is 5:00 p.m., Pacific Daylight Time, on June 22, 2011.

Q:	Can I attend the Meeting?
A:	The Meeting is open to all holders of our Common Stock and Preferred Stock as of the record date, June 7, 2011. You may vote by attending the Meeting and voting in person. Even if you plan to attend the Meeting, however, we encourage you to vote your shares by proxy. We will not permit cameras, recording devices and other electronic devices at the Meeting.
Q:	Can I change or revoke my vote?
A:	Any shareholder giving a proxy may change or revoke it at any time before it is voted at the Meeting. A proxy can be changed or revoked by
•	delivering a later dated proxy, or written notice of revocation, to our Secretary at the address listed under “Shareholder Proposals,” or
•	appearing at the Meeting and voting in person.

If you decide to vote by completing, signing, dating and returning the enclosed proxy card, you should retain a copy of the proxy card in the event that you decide later to change or revoke your proxy at the Meeting. Your attendance at the Meeting will not itself revoke a proxy.

If you are a shareholder whose stock is held in street name with a bank, broker or other nominee, you must follow the instructions found on the voting instruction card provided by the bank, broker or other nominee, or contact your bank, broker or other nominee in order to change or revoke your previously given proxy.

Q:	How will my shares be voted if I sign, date and return my proxy card or voting instruction card, but do not provide complete voting instructions with respect to each proposal?
A:	Shareholders should specify their choice for each matter on the enclosed proxy. If no specific instructions are given, it is intended that all proxies that are signed and returned will be voted “FOR” the election of all nominees for director, “FOR” the ratification of the appointment of Deloitte & Touche LLP and “FOR” the Plan. As to any other business that may properly come before the Meeting, the persons named in the enclosed proxy card or voting instruction will vote the shares of Common Stock or Preferred Stock represented by the proxy in the manner as the Board of Directors may recommend, or otherwise in the proxy holders’ discretion. The Board of Directors does not presently know of any other such business.
Q:	How will my shares be voted if I do not return my proxy card or my voting instruction?
A:	It will depend on how your ownership of shares is registered. If you own your shares as a registered holder, which means that your shares are registered in your name with Corporate Stock Transfer, our transfer agent, your shares will only be voted if Corporate Stock Transfer receives specific voting instructions from you. Otherwise, your unvoted shares will not be represented at the Meeting and will not count toward the quorum requirement, which is explained under “Questions and Answers — How many votes must be present to hold the Meeting?” above, unless you attend the Meeting to vote them in person.

If you are a shareholder whose shares of Common Stock are held in street name, which means that your shares are registered in the name of your bank, broker or other nominee, your bank, broker or other nominee may not vote your shares in its discretion (with certain limited exceptions) unless you have provided voting instructions to the bank, broker or its nominee.

Under the rules of the NYSE Amex LLC (“AMEX”), your broker may vote your shares in its discretion on “routine matters.” Based on the rules of the NYSE, we believe that the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm is a routine matter for which brokerage firms may vote in their discretion on behalf of their clients if no voting instructions are provided. Therefore, if you are a shareholder whose shares of Common Stock are held in street name with a bank, broker or other nominee and you do not return your voting instruction card, your bank, broker or other nominee may vote your shares on the ratification of the appointment by the Audit Committee of Deloitte & Touche LLP as our independent registered public accounting firm.

Q:	How are abstentions and broker non-votes counted?
A:	Abstentions and broker non-votes and, with respect to the election of directors, withheld votes, will not be included in the vote totals for the election of directors or the vote totals for the approval of the Plan and thus will not affect the outcome of the vote for these proposals.
Q:	Where can I find the results of the Meeting?
A:	We intend to announce preliminary voting results at the Meeting and publish final results through a Current Report on Form 8-K that we will file with the Securities and Exchange Commission (the “SEC”) within four business days of the Meeting.
Q:	Who pays for the solicitation of proxies?
A:	We will pay for the cost of the solicitation of proxies.
Q:	Could other matters be decided at the Meeting?
A:	As of the date of the mailing of this Proxy Statement, the Board of Directors did not know of any other business that might be brought before the Meeting. However, if any other matters should properly come before the Meeting or any adjournment or postponement thereof, it is the intention of the persons named in the accompanying proxy to vote on such matters as they, in their discretion, may determine.
Q:	Where can I find the corporate governance materials?
A:	Our Corporate Governance Guidelines, including our independence standards for members of the Board of Directors, our Code of Business Conduct and the charters of our Audit and Finance Committee, Compensation Committee and Nominating and Governance Committee, are available on our Internet website at http://www.comstockmining.com/investors/corporate-governance and are available in print to any shareholder upon request by contacting our investor relations department as described below.
Q:	How do I communicate with the Board of Directors?
A:	Shareholders and other interested persons may communicate with the full Board of Directors, a specified committee of the Board of Directors or a specified individual member of the Board of Directors in writing by mail addressed to Comstock Mining Inc., P.O. Box 1118, Virginia City, Nevada 89440, Attention: Chairman of the Nominating and Governance Committee. The Chairman of the Nominating and Governance Committee and his or her duly authorized agents are responsible for collecting and organizing shareholder communications. Absent a conflict of interest, the Chairman of the Nominating and Governance Committee is responsible for evaluating the materiality of each shareholder communication and determining whether further distribution is appropriate, and, if so, whether to (1) the full Board of Directors, (2) one or more committee members, (3) one or more Board members and/or (4) other individuals or entities.

***********

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting
to Be Held on June 23, 2011.

The Proxy Statement and our Annual Report on Form 10-K are both available free of charge at http://www.comstockmining.com/investors/regulatory-filings. In addition, a copy of our Annual Report on Form 10-K is enclosed. We will provide without charge to each person to whom this Proxy Statement has been delivered, on the request of any such person, additional copies of our Annual Report on Form 10-K. Requests should be directed to our investor relations department as described below:

Comstock Mining Inc.
P.O. Box 1118
Virginia City, Nevada 89440
Attention: Investor Relations
Telephone: (775) 847-5272

We also make available free of charge through our Internet website our Annual Reports on Form 10-K for prior years, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and amendments to those reports filed or furnished pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (the “Exchange Act”), as well as reports on Forms 3, 4 and 5 filed pursuant to Section 16 of the Exchange Act, as soon as reasonably practicable after such documents are electronically filed with, or furnished to, the SEC. The information on our Internet website is not, and shall not be deemed to be, a part of this Proxy Statement or incorporated into any other filings we make with the SEC.

PROPOSAL NO. 1
ELECTION OF DIRECTORS

The Nominating and Governance Committee has unanimously recommended to the Board of Directors, and the Board of Directors has unanimously approved, the persons named below as nominees for election to the Board of Directors at the Meeting. Each nominee has consented to being named as such and to serve as such if elected. Messrs. Jolcover, Nance and Reseigh presently serve as a director. Proxies will be voted for the election of the persons named below (or if for any reason such persons are unavailable, of such substitutes as the Board of Directors may designate) as directors for the ensuing year. The Board of Directors has no reason to believe that any of the nominees will be unavailable. Each nominee who is elected will serve as a director until his or her successor is elected at our 2012 annual meeting of shareholders or until his or her earlier resignation or removal.

Set forth below is information concerning the age, principal occupation, employment and directorships during the past five years and positions with the Company of each nominee and director, the year in which he first became a director of the Company and his term of office as a director. Also set forth below is a brief discussion of the specific experience, qualifications, attributes or skills that led to the conclusion that each nominee and director should serve as a director as of the date of this proxy statement, in light of the Company’s business and structure.

John V. Winfield; age 64. Mr. Winfield and his affiliates are the largest shareholders of the Company. Pursuant to the terms of the Company’s Series A-1 Convertible Preferred Stock, Mr. Winfield is entitled to a seat on the Board of Directors and is also entitled to designate another member to the Board. He is the Chairman of the Board, President and Chief Executive Officer of The Intergroup Corporation. Mr. Winfield was first appointed to the Board of Intergroup in 1982. He currently serves as Intergroup’s Chairman of the Board, President and Chief Executive Officer, having first been appointed as such in 1987. Mr. Winfield also serves as President, Chairman and Chief Executive Officer of Intergroup’s subsidiaries, Santa Fe Financial Corporation (Santa Fe) and Portsmouth Square, Inc. (Portsmouth), both public companies. Mr. Winfield has extensive experience as an entrepreneur and investor, as well as managerial and leadership experience from serving as a chief executive officer and director of public companies. Mr. Winfield will serve as Chairman for the Company.

Robert A. Reseigh; age 64; director since September 2008. Mr. Reseigh has over 40 years of experience in the mining and underground construction industries. Following graduation from the Colorado School of Mines in 1968 with a Masters degree in Mining Engineering, and service in the U.S. Army, Mr. Reseigh joined Peter Kiewit Sons and progressively held the positions of Project Engineer, Superintendent, Project Manager, and Estimator before being promoted to District Manager, Vice President, and Area Manager. Bob retired from Kiewit after 18 years of service, and joined Atkinson Construction in the capacity of Executive Vice President where he ran the Underground Group for 15 years prior to joining Barnard Construction where he most recently was a Senior Advisor overseeing the expansion of Barnard’s tunnel, shaft construction and rehabilitation businesses.

Mr. Reseigh’s career specialized in underground construction, both domestically and overseas. He is one of the most experienced and knowledgeable individuals in the country in deep shaft and drill and blast tunnel work, having been responsible for in excess of 6 miles of shaft sinking and 55 miles of tunnel/horizontal mine development in his career. In addition, his work has involved both mine development and heavy civil projects, including subways, outfalls, railroads, dams, pump storage, water and sewer, marine construction, and municipal work. Mr. Reseigh served in executive positions at a large mining company and several construction companies during his professional career. His roles encompassed significant operational management, providing him knowledge and experience in an array of functional areas critical to public companies.

Mr. Reseigh was a frequent speaker at mining and construction industry conferences and has published several industry-specific papers. Mr. Reseigh has also been appointed as a member of the Moles Association and the Beavers Association, East Coast- and West Coast- based associations of prominent individuals in the heavy construction industry.

William J. Nance; age 65; director since October 2005. Mr. Nance currently serves as Chairman of the Board and currently serves as the Chairman of the Audit and Compensation Committees. He is the President and CEO of Century Plaza Printers, Inc., a company he founded in 1979. He has also served as a consultant in the acquisition and disposition of commercial real estate. Mr. Nance is a Certified Public Accountant and, from 1970 to 1976, was employed by Kenneth Leventhal & Company where he specialized in the area of REITS, restructuring of real estate companies, mergers and acquisitions, and most phases of real estate development and financing. Mr. Nance has been a Director of The Intergroup Corporation since 1984, and of Santa Fe Financial Corporation and Portsmouth Square Inc. since May 1996. He holds a Bachelors Degree in Business Administration from California State University in Los Angeles. Mr. Nance has extensive management experience within a wide range of business functions. Mr. Nance also brings over 20 years of experience as a director on public company boards.

Scott H. Jolcover; age 60; director since January 2008. Mr. Jolcover has over 30 years experience in Nevada mining, land and mine acquisitions and divestitures, mineral leasing, royalty and commercial real estate. Mr. Jolcover is also a consultant to the Company, providing critical land and mine acquisition and management services. Prior to the Company’s acquisition of the Plum Mine in 2003 and until 2006, Mr. Jolcover also served as General Manager of the Plum Mine. Mr. Jolcover’s knowledge of the Nevada mining industry, state and local practices and agencies and the Nevada real estate industry, provides insight to the Board and support to the management team. He holds an Associates Degree with further studies in Technical Industrial Education from Southern Illinois University. Mr. Jolcover’s mining experience and his broad knowledge of precious metals mining in the Comstock District led the Board to conclude that he should serve as one of its directors.

Corrado De Gasperis; age 45; Mr. De Gasperis was elected as President and CEO of the Company in April 2010. In addition to serving as President and CEO of the Company, Mr. De Gasperis is also the Company’s Principal Financial Officer. He brings to the Company more than 23 years of experience in complex industrial manufacturing, metals and mining operational management, including construction project management, financial and information management, restructuring, capital markets and board level governance.

Mr. De Gasperis was formerly the Chief Executive Officer of Barzel Industries Inc. (“Barzel”). Barzel operated a network of 15 manufacturing, processing and distribution facilities in the United States and Canada that offered a wide range of metal solutions to a variety of industries, from construction and industrial manufacturing to transportation, infrastructure development and mining. Mr. De Gasperis resigned from Barzel in September 2009, after Barzel reached an agreement to sell substantially all of its assets in a planned transaction that was consummated in a sale pursuant to Section 363 of the U.S. Bankruptcy Code following a multiple party bidding process with suitors focused on both in-court and out-of-court transactions. Barzel and substantially all of its U.S. and Canadian subsidiaries entered into an Asset Purchase Agreement with Chriscott USA Inc. and 4513614 Canada Inc. pursuant to which certain liabilities of Barzel were assumed and substantially all of the assets of Barzel and all of its outstanding stock were purchased for $65.0 million in cash.

From 2001 to 2005, he served as Chief Financial Officer of GrafTech International Ltd., a global manufacturer of industrial graphite and carbon-based materials, in addition to his duties as Vice President and Chief Information Officer, which he assumed in 2000. He served as Controller of GrafTech from 1998 to 2000. From 1987 to 1998, Mr. De Gasperis was a Certified Public Accountant with KPMG LLP, an international provider of financial advisory services. As a Senior Assurance Manager in the Manufacturing, Retail and Distribution Practice, he served clients such as General Electric Company and Union Carbide Corporation. KPMG announced his admittance, as a Partner, effective July 1, 1998.

Mr. De Gasperis holds a BBA from the Ancell School of Business at Western Connecticut State University, with honors. Mr. De Gasperis has served as a director of GBS Gold International Inc., where he was Chairman of the Audit and Governance Committee and the Compensation Committee and a member of the Nominations and Advisory Committees. Mr. De Gasperis, through Comstock Mining, is an active member of the Northern Nevada Development Association and the Nevada Mining Association, serving on its Exploration Committee. Mr. De Gasperis is also a Member of the Prospectors and Developers Association of Canada.

The Board of Directors recommends that shareholders vote “FOR” all of the nominees listed above.

We are managed under the direction of the Board of Directors, which has adopted Corporate Governance Guidelines to set forth certain corporate governance practices. The Corporate Governance Guidelines are available on our website at http://www.comstockmining.com/investors/corporate-governance. The information contained on our website is not part of this Proxy Statement.

Independence of Directors

The Board of Directors has determined that Messrs. Jolcover, Nance and Reseigh are “independent” directors within the listing standards of the Amex and the independence standards of our Corporate Governance Guidelines.

In order for a director to be considered “independent” by the Board of Directors, he or she must (1) be free of any relationship that, applying the rules of the AMEX, would preclude a finding of independence and (2) not have any material relationship (either directly or as a partner, shareholder or officer of an organization) with us or any of our affiliates or any executive officer of us or any of our affiliates (exclusive of relationships based solely upon investment). In evaluating the materiality of any such relationship, the Board of Directors takes into consideration whether disclosure of the relationship would be required by the proxy rules under the Exchange Act. If disclosure of the relationship is required, the Board of Directors must make a determination that the relationship is not material as a prerequisite to finding that the director is “independent.”

Board of Directors Meetings

The Board of Directors meets on a regularly scheduled basis during the year to review significant developments affecting us and to act on matters requiring Board of Directors’ approval, and may hold special meetings between scheduled meetings when appropriate. During 2010, the Board of Directors held seven meetings. Each of the directors attended over 75% of the aggregate of (1) the total number of meetings of all committees of the Board of Directors on which the director then served and (2) the total number of meetings of the Board of Directors.

Board of Directors Leadership Structure and Role in Risk Oversight

Our Company is led by William J. Nance, who has served as our Chairman of the Board since 2007. On an annual basis, each director and executive officer is obligated to disclose any transactions with our Company and any of its subsidiaries in which a director or executive officer, or any member of his or her immediate family, have a direct or indirect material interest. Based on these disclosures, the Board of Directors has determined that each of our nominees, with the exception of Mr. De Gasperis and Mr. Winfield, qualify as “independent” under the listing standards of AMEX, federal securities laws and SEC rules with respect to members of boards of directors and members of all board committees on which he serves.

The Board is responsible for overseeing risk management, and receives periodic reports from management. The Board leadership structure is used by other smaller reporting companies in the United States, and we believe that this leadership structure is effective for the Company. We believe that having a separate Chairman and President is the correct form of leadership for our Company. We have two leaders for our Company and oversight of Company operations by experienced directors. We believe that our directors provide effective oversight of the risk management function, especially through dialogue between the Board and our management.

The Nominating and Governance Committee of the Board reviews at least annually the skills and characteristics of new and existing directors, including diversity.

Board

On December 31, 2010, our Board adopted Corporate Governance Guidelines, a Code of Conduct and a written charter for each committee that, at a minimum, are intended to satisfy the requirements of the listing standards of the AMEX. These guidelines cover such matters as purpose and powers, composition, meetings, procedures, required responsibilities and discretionary activities which our Board or the appropriate committee should periodically consider undertaking. Each committee is authorized to exercise all power of our Board with respect to matters within the scope of its charter.

Our Corporate Governance Guidelines and committee charters are not intended to, and do not, expand or increase the duties, liabilities or responsibilities of any director under any circumstance beyond those that a director would otherwise have under applicable laws, rules and regulations in the absence of such Governance Guidelines or charters.

Corporate Governance Guidelines

The Governance Guidelines provides, among other things, that:

•	a majority of the directors shall be independent within the meaning of the listing standards of the AMEX;
•	if a member of the Audit and Finance Committee simultaneously serves on an audit committee of more than three public companies, our Board must determine that such simultaneous service would not impair the ability of such member to effectively serve on the Audit and Finance Committee;
•	our Board shall meet in regular sessions at least four times annually (including telephonic meetings and the annual retreat described below);
•	our Board may have an annual retreat with executive officers at which there will be a full review of financial statements and financial disclosures, long-term strategies, plans and risks, and current developments in corporate governance; and

Mr. Faber is the only member of management who currently serves as a Comstock director. All of our non-management directors and nominees except Mr. Winfield, are independent under applicable AMEX guidelines.

Code of Conduct

The Code of Conduct applies to all employees, including senior executives and financial officers, as well as to all directors. It is intended, at a minimum, to comply with the listing standards of the AMEX, as well as the Sarbanes-Oxley Act of 2002 and the SEC rules adopted thereunder. Only our Board or the Audit and Finance Committee may waive the provisions of our Code of Conduct and Ethics with respect to executive officers and directors.

Board Committees

The Board has established three standing committees, the Audit and Finance Committee, the Compensation Committee and the Nominating and Governance Committee, and periodically establishes other committees, in each case so that certain important matters can be addressed in greater depth than may be possible in a meeting of the entire Board. Under the committee charters described below, members of the three standing committees must be independent directors within the meaning of the listing standards of the NYSE Amex. Further, members of the Audit and Finance Committee must be independent directors within the meaning of the Sarbanes-Oxley Act of 2002, must satisfy the expertise requirements of the listing standards of the AMEX and must include an audit committee financial expert within the meaning of the SEC rules. Our Board has determined that the three standing committees currently consist of members who satisfy such requirements.

Audit and Finance Committee

The Audit and Finance Committee assists our Board in discharging and performing its duties and responsibilities with respect to the financial affairs of the Company.

Without limiting the scope of such activities, the Audit and Finance Committee has responsibility to, among other things:

•	select, retain, determine appropriate compensation of (and provide for payment of such compensation), evaluate and, as appropriate, terminate and replace the independent registered public accounting firm;

•	review and, as appropriate, approve, prior to commencement, all audit and non-audit services to be provided by the independent registered public accounting firm;
•	review regularly with management, the director of internal audit and the independent registered public accounting firm any audit problems or difficulties and management’s responses thereto;
•	resolve or direct the resolution of all material disagreements between management and the independent registered public accounting firm regarding accounting and financial reporting;
•	review with management and the independent registered public accounting firm, among other things, all reports delivered by the independent registered public accounting firm with respect to critical accounting policies and practices used, alternative treatments of financial information available under generally accepted accounting principles and other written communications between the independent registered public accounting firm and management, together with their ramifications and the preferred treatment by the independent registered public accounting firm;
•	meet at least once annually with management, the director of the internal audit department, the General Counsel and the independent registered public accounting firm in separate sessions;
•	assess the adequacy of codes of conduct, including codes relating to ethics, integrity, conflicts of interest, confidentiality, public disclosure and insider trading and, as appropriate, adopt changes thereto;
•	direct the establishment and maintenance of procedures for the receipt and retention of, and the treatment of, complaints received regarding accounting, internal control or auditing matters; and
•	direct the establishment and maintenance of procedures for the confidential and anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

Members of the Audit and Finance Committee are William J. Nance and Scott Jolcover. The Board has determined that each member of the Audit and Finance Committee meets the financial literacy requirements of the AMEX and SEC. William J. Nance qualifies as an “audit committee financial expert” as that term is defined in the rules and regulations of the SEC. The designation of William J. Nance as an “audit committee financial expert” will not impose on him any duties, obligations or liability that are greater than those that are generally imposed on him as a member of our Audit and Finance Committee and the Board, and his designation as an “audit committee financial expert” pursuant to this SEC requirement will not affect the duties, obligations or liability of any other member of our Audit and Finance Committee or the Board.

Compensation Committee

The Compensation Committee assists our Board in discharging and performing its duties with respect to management compensation, succession planning, employee benefits and director compensation.

Without limiting the scope of such activities, the Compensation Committee shall, among other things:

•	annually determine the compensation of the Chief Executive Officer, review and approve the corresponding goals and objectives and evaluate the performance of the Chief Executive Officer in light of such goals and objectives;
•	review and approve, as appropriate, annually compensation of the other executive officers and directors and review compensation of other members of senior management;
•	assess organizational systems and plans, including those relating to management development and succession planning;
•	administer stock-based compensation plans; and
•	review the Compensation Discussion and Analysis for inclusion in our proxy statement.

Members of the Compensation Committee are William J. Nance and Scott Jolcover, each of whom satisfies the independence requirements of AMEX and SEC rules and regulations. Each member of our Compensation Committee is a non-employee director, as defined pursuant to Rule 16b-3 promulgated under the Exchange Act, and an outside director, as defined pursuant to Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”).

The Nominating and Governance Committee

The Nominating and Governance Committee assists our Board in discharging and performing its duties and responsibilities with respect to nomination of directors, selection of committee members, assessment of performance of our Board and other corporate governance matters. Without limiting the scope of such activities, the Nominating Committee shall, among other things:

•	review candidates for nomination for election as directors submitted by directors, officers, employees and stockholders; and
•	review at least annually the current directors of our Board to determine whether such individuals are independent under the listing standards of the NYSE Amex and the SEC rules under the Sarbanes-Oxley Act of 2002.

Members of the Governance Committee are William J. Nance and Scott Jolcover, each of whom satisfies the independence requirements of AMEX and SEC rules and regulations.

There have been no material changes to the procedures by which our shareholders may recommend nominees to the Company’s Board of Directors; provided that pursuant to the terms of the Series A-1 Preferred Stock, the Winfield Group is granted the right to nominate one director for the Board and to name John V. Winfield as a director; and, provided further that pursuant to the terms of the employment agreement of Mr. De Gasperis, the Company agreed to take and cause to be taken all such action as may be necessary to elect Mr. De Gasperis as a director of the Company under certain circumstances, which circumstances were satisfied in October 2010.

Attendance at Annual Meeting

We expect all directors to attend the annual meeting of shareholders each year.

Compensation of Directors

During 2010, due in part to all of the additional work that went into the restructuring and recapitalization of the Company, all directors who are not Company employees (including Mr. Reseigh) were paid $100,000 for their service as a director. Annual retainers are generally payable in equal monthly installments.

Compensation in respect of 2010 for our directors is disclosed below:

Name	Fees Earned or Paid in Cash(1)	All Other Compensation
William J. Nance	$100,000	$100,000
Robert Reseigh	100,000	100,000
Scott Jolcover	100,000	100,000

(1)	During 2010, a total of $129,000 of unpaid director fees from prior years was paid. No payments included interest or earnings.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The Board of Directors has adopted a written related person transaction policy that governs the review, approval or ratification of covered related person transactions. The Audit and Finance Committee manages this policy. The policy generally provides that we may enter into a related person transaction only if the Audit and Finance Committee approves or ratifies such transaction in accordance with the guidelines set forth in the policy and if the transaction is on terms comparable to those that could be obtained in arm’s length dealings with an unrelated third party; or the transaction is approved by the disinterested members of the Board of Directors; or the transaction involves compensation approved by our Executive Compensation Committee. For information about certain relationships between our director nominees and the Company, please see below:

Northern Comstock LLC

On October 20, 2010, the Company entered into an operating agreement to form Northern Comstock LLC (“Northern Comstock”) with Mr. Winfield, and an entity controlled by Mr. Winfield, DWC Resources, Inc. (“DWC”). As part of the operating agreement, the Company obtained the exclusive rights of production and exploration on certain property formerly owned by DWC in Storey County, Nevada (the “DWC Property”) and two parcels leased by Mr. John Winfield in Storey County, Nevada from the Sutro Tunnel Company (the “Sutro Property”) and Virginia City Ventures (the “VCV Property”).

Pursuant to the terms of the Operating Agreement for Northern Comstock, DWC Resources, Inc. contributed the DWC Property to Northern Comstock and John Winfield contributed his rights under the Sutro Property and the VCV Property to Northern Comstock. The Company contributed 862.5 shares of Series A-1 Preferred Stock and will contribute its services in the area of mine exploration, development and production to Northern Comstock. The terms of the Operating Agreement provide that on each anniversary of the Operating Agreement, up to and including the thirty-ninth (39th) anniversary, the Company will make additional capital contributions in the amount of $862,500, in the form of Series A-1 Preferred Stock or cash (upon request of Northern Comstock, which request for cash can be denied by the Company in certain circumstances). Under certain circumstances, the additional capital contributions can be accelerated. The Company had previously entered into letters of intent with respect to the DWC Property and Sutro Property on August 13, 2008, the terms of which were expressly superseded by the Operating Agreement.

The Operating Agreement further provides the Company with the exclusive rights of development, production, mining and exploration on the respective properties and requires the Company to make certain capital expenditures of not less than $750,000 over five years with respect to each parcel. Under the terms of the Operating Agreement: (i) all cash flows from the bullion or other minerals recovered from the ore mined out of the ground but untreated and minerals produced from the milling or reduction of ore to a higher grade produced from the DWC Property, Sutro Property or VCV Property, as applicable, or finished products produced from any such property, will be distributed to the Company after certain distributions to the other members of Northern Comstock of up to 6% of net smelter returns with respect to DWC and 2% with respect to Mr. Winfield, in each case subject to the price of gold per ounce and the amount of ounces produced; (ii) an annual distribution of 500 and 362.5 shares of Series A-1 Preferred Stock will be set aside for distribution to DWC and Mr. Winfield, respectively, but such distribution will be retained by Northern Comstock unless DWC and Mr. Winfield otherwise instruct the Company to distribute the shares to them (subject to the limitations mentioned above); and (iii) all other distributions of cash or other property of Northern Comstock shall be permitted only with the prior written consent of all members. In accordance with the Operating Agreement, Northern is managed, and the conduct of its affairs, operations and activities are controlled, exclusively by or under the direction of Mr. Winfield; however, given that the exclusive right to perform the primary business of Northern Comstock is granted to the Company under the Operating Agreement, the only actions left to be performed by Mr. Winfield, as manager, are generally ministerial in nature such as maintaining books and records relating to capital contributions and distributions.

Mineral production from the DWC-contributed property is subject to a royalty on a sliding scale. At gold prices over $750 per ounce, production of the first 500,000 ounces is subject to a 3% NSR. Production over 500,000 ounces is subject to a 6% NSR. Mineral production from the DWC-contributed property is also subject to a 1% NSR payable to Mr. Art Wilson.

Mineral production on the Sutro property is subject to a royalty on a sliding scale to John Winfield. At gold prices over $250 per ounce, production of the first 500,000 ounces is subject to a 1% NSR. Production over 500,000 ounces is subject to a 2% NSR. A separate royalty of 5% NSR is also payable to the Sutro Tunnel Company on all production from the property. Mineral production from the VCV property is subject to a 5% NSR.

Tax Indemnification

On October 20, 2010, the Company exchanged all of its senior secured convertible and senior indebtedness owed to Mr. Winfield and certain affiliated entities (the “Winfield Group”) for newly created Series A-1 Preferred Stock. At December 31, 2010, the Winfield Group, collectively, was the beneficial owner of 64.9% of our outstanding common shares. In connection with the retirement of the former indebtedness, each member of the Winfield Group agreed that if any taxing authority makes a determination that the value of any of the Series A-1 Preferred Stock delivered to such member is properly treated as ordinary income to such member (a “Proposed Adjustment”), he or it will exercise and pursue in good faith any and all administrative rights to appeal such Proposed Adjustment, including, without limitation, by filing a protest, petition, or any other document that preserves his or its right to appeal such Proposed Adjustment. The Company agreed that, if a final, non-appealable administrative determination (an “Administrative Determination”) is made that the value of any portion of the Series A-1 Preferred Stock is properly treated as ordinary income to such member of the Winfield Group, it will indemnify such member for (i) any incremental federal, state and local income tax, penalties and interest such member is actually obligated to pay out-of-pocket as a result of such determination, after taking into account (a) all increases in federal, state and local income taxes actually payable as a result of the receipt of any such indemnity payment and (b) the deduction to which such member would be entitled for federal income tax purposes for state and local income taxes paid (the “Indemnity Amount”), and (ii) its reasonable legal and accounting expenses incurred with respect to the protest of the Proposed Adjustment. The Company may at its option, pay the Indemnity Amount either in cash or in a number of common shares equal to the Indemnity Amount divided by the average of the volume weighted average closing prices of common shares for the 5 consecutive trading days ending on the trading day that is immediately prior to the date of such payment.

Special Voting Rights

Provided that at least 25% of the preferred shares of the Company issued on or prior to October 20, 2010, including the Series A-1 Preferred Stock (the “Preferred Shares”), are still outstanding, and as long as the Winfield Group still holds at least 25% of the Preferred Shares, the Company shall not, without the affirmative vote of the Winfield Group, enter into any transaction for the acquisition of any business, property or asset pursuant to which the Company will incur indebtedness to finance such acquisition in principal amount in excess of $500,000, pay any dividends to holders of Preferred Shares in cash in an amount to exceed $500,000, engage in a private placement or public offering of any common stock or common stock equivalents of the Company, enter into a Change of Control Transaction, as defined in each certificate of designation of the Company or enter into any transaction that would constitute a Fundamental Transaction, as defined in each certificate of designation of the Company.

Further, provided that the Winfield Group holds 25% or more of the Preferred Shares, (i) Mr. Winfield will be a member of the Company’s board of directors and (ii) the Winfield Group shall have the right, upon written request to the Company, to nominate a member of the Company’s board of directors (“Board Nominee”) and the Company shall take or cause to be taken all actions so that Mr. Winfield and the Board Nominee are each nominated and recommended for re-election to the board. The Board Nominee shall meet the requirements for an “independent director” under the listing rules of the principal exchange or market on which the common stock of the Company is then listed, satisfy the requirements set forth in the Company’s Corporate Governance Guidelines and Nominating and Governance Committee Charter as reasonably determined by the Nominating and Governance Committee of the board, and not be prohibited from serving as a director of the Company under Section 8 of the Clayton Antitrust Act or any other applicable law. Alternatively, the Winfield Group can designate as the Board Nominee a member of the then existing board of directors.

SECTION 16(A)
BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Based solely on our review of the forms required by Section 16(a) of the Exchange Act that have been received by us, we believe there has been compliance with all filing requirements applicable to our officers, directors and beneficial owners of greater than 10% of our common stock, with the exception of Sun Valley Gold LLC which did not timely file a Form 3.

STOCK OWNERSHIP

The following table sets forth, as of June 6, 2011, the total number of shares owned beneficially by each of our directors, officers and key employees, individually and as a group, and the present owners of 5% or more of any class of our voting equity securities.

Name and Address(a)	Title of class	Amount and nature of beneficial ownership		Percent of class(b)
Longview, LP c/o Viking Asset Management LLC 600 Montgomery Street, 44th Floor San Francisco, CA 94111	Common Stock	7,453,335	(d)	24.2%
Sun Valley Gold Master Fund, Ltd. 620 Sun Valley Road P.O. Box 2759 Sun Valley, ID 83353	Common Stock	4,883,979	(e)	17.0%
Solus Core Opportunities Master Fund Ltd. c/o Solus Alternative Asset Management LP 430 Park Avenue, 9th Floor New York, New York 10022	Common Stock	3,052,482	(f)	11.3%
Revelation Capital Management Ltd. 5a Waterloo Lane Pembroke HM08 Bermuda	Common Stock	1,923,063	(g)	7.7%
Officers and Directors (including nominees)
John Winfield	Common Stock	36,038,941	(c)	62.2%
Robert Faber	Common Stock	400,900	(h)	1.7%
Scott Jolcover	Common Stock	224,620	(i)	*
William J. Nance	Common Stock	190,000	(j)	*
Robert Reseigh	Common Stock	115,000	(k)	*
Corrado De Gasperis	Common Stock	—		*
All directors and executive officers as a group (6 persons)	Common Stock	36,994,461	(l)	63.8%

*	Less than 1%
(a)	Unless otherwise indicated, the business address of each person named in the table is c/o of Comstock Mining Inc., P.O. Box 1118, 1200 American Flat Road, Virginia City, NV 89440.
(b)	Applicable percentage of ownership is based on 23,882,470 shares of common stock outstanding as of June 6, 2011 together with all applicable options, warrants and other securities convertible into shares of our common stock for such stockholder. Beneficial ownership is determined in accordance with the rules of the SEC, and includes voting and investment power with respect to shares. Shares of our common stock subject to options, warrants or other convertible securities exercisable within 60 days after June 6, 2011 are deemed outstanding for computing the percentage ownership of the person holding such options, warrants or other convertible securities, but are not deemed outstanding for computing the percentage of any other person. Except otherwise noted, the named beneficial owner has the sole voting and investment power with respect to the shares of common stock shown.

(c)	Mr. Winfield is the President, Chief Executive Officer and Chairman of the Board of Intergroup Corporation (“Intergroup”), Santa Fe Financial Corporation (“Santa Fe”) and Portsmouth Square, Inc. (“Portsmouth”) and may be deemed to share voting and dispositive power over shares of the Company’s securities owned by each of Intergroup, Santa Fe and Portsmouth. Mr. Winfield has sole voting power over shares of the Company’s securities held by Northern Comstock LLC (“Northern Comstock”). The 36,038,941 shares of the Company’s common stock beneficially owned by Mr. Winfield includes (i) 666,043 shares of the Company’s common stock held directly by Mr. Winfield, (ii) 318,750 shares of the Company’s common stock issuable upon exercise of vested warrants held directly by Mr. Winfield, (iii) 11,798,862 shares of the Company’s common stock issuable upon conversion of currently convertible shares of Series A-1 Preferred Stock held directly by Mr. Winfield, (iv) 587,047 shares of the Company’s common stock held by Intergroup, (v) 10,295,268 shares of the Company’s common stock issuable upon conversion of currently convertible shares of Series A-1 Preferred Stock held by Intergroup, (vi) 127,500 shares of the Company’s common stock issuable upon exercise of vested warrants held by Intergroup, (vii) 459,840 shares of the Company’s common stock held by Portsmouth, (viii) 6,773,609 shares of the Company’s common stock issuable upon conversion of currently convertible shares of Series A-1 Preferred Stock held by Portsmouth, (ix) 127,500 shares of the Company’s common stock issuable upon exercise of vested warrants held by Portsmouth, (x) 234,200 shares of the Company’s common stock held by Santa Fe, (xi) 3,455,130 shares of the Company’s common stock issuable upon conversion of currently convertible shares of Series A-1 Preferred Stock held by Santa Fe, (xii) 63,750 shares of the Company’s common stock issuable upon exercise of vested warrants held by Santa Fe, (xiii) 6,558 shares of the Company’s common stock held by Northern Comstock and (xiv) 1,324,884 shares of the Company’s common stock issuable upon conversion of currently convertible shares of Series A-1 Preferred Stock held by Northern Comstock. The holders of Series A-1 Preferred Stock are entitled to vote with the holders of common stock as a single class on all matters submitted to the vote of the common stock (on an as-converted basis); provided that each share of the Series A-1 Preferred Stock is entitled to 5 times the number of votes per share of common stock to which it would otherwise be entitled. Mr. Winfield is therefore entitled to 167,228,080 votes on matters submitted to the vote of the common stock or approximately 75% of votes entitled to be cast on matters submitted to the vote of the common stock.
(d)	Includes 6,917,572 shares of the Company’s common stock issuable upon conversion of currently convertible shares of Series A-2 Preferred Stock.
(e)	Includes (i) 22,996 shares of the Company’s common stock held directly by Sun Valley Gold Master Fund, Ltd. (“Sun Valley”), (ii) 3,141,818 shares of the Company’s common stock issuable upon conversion of currently convertible shares of Series A-2 Preferred Stock held by Sun Valley, (iii) 7,133 shares of the Company’s common stock held by Lowes Corporation (“Lowes”), (iv) 974,545 shares of the Company’s common stock issuable upon conversion of currently convertible shares of Series A-2 Preferred Stock held by Lowes, (v) 2,945 share of the Company’s common stock held by Compass Offshore SAV PCC Limited (“Compass Offshore”), (vi) 402,424 shares of the Company’s common stock issuable upon conversion of shares of currently convertible shares of Series A-2 Preferred Stock held by Compass Offshore, (vii) 2,413 shares of the Company’s common stock held by Compass SAV LLC (“Compass”) and (viii) 329,696 shares of the Company’s common stock issuable upon conversion of shares of currently convertible shares of Series A-2 Preferred Stock held by Compass.
(f)	Includes 3,030,300 shares of the Company’s common stock issuable upon conversion of currently convertible shares of Series B Preferred Stock.
(g)	Includes 980,000 shares of the Company’s common stock issuable upon conversion of currently convertible shares of Series B Preferred Stock.
(h)	Includes 400,000 shares of the Company’s common stock issuable upon exercise of vested options.
(i)	Includes (i) 14,000 shares of the Company’s common stock held by San Lucas Mining Inc. of which Mr. Jolcover owns 100% and (ii) 15,000 shares of the Company’s common stock issuable upon exercise of vested options.
(j)	Includes 15,000 shares of the Company’s common stock issuable upon exercise of vested options.
(k)	Includes 15,000 shares of the Company’s common stock issuable upon exercise of vested options.
(l)	Includes (i) 445,000 shares of the Company’s common stock issuable upon exercise of vested options, (ii) 737,500 shares of the Company’s common stock issuable upon exercise of currently exercisable warrants and (iii) 33,447,753 shares of the Company’s common stock issuable upon conversion of currently convertible shares of Series A-1 Preferred Stock.

EXECUTIVE COMPENSATION

The following table sets forth, for the periods indicated, the total compensation for services provided to us by all persons who served as our chief executive officer (CEO) during 2010 and the two most highly compensated executive officers other than the CEO who served as executive officers during 2010 who received aggregate compensation exceeding $100,000 during 2010.

SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary ($)	Stock Awards ($)(1)	All Other Compensation ($)	Total ($)
Corrado De Gasperis President and Chief Executive Officer(2)	2010	250,000			250,000
Robert A. Reseigh, Interim CEO(3)	2010
	2009
Rob Faber Chief Accounting Officer, former President and Chief Financial Officer(4)	2010	160,000			160,000
	2009	180,000			180,000

Jim Golden, former Chief Operating Officer(5)	2010	37,500		157,230	194,730
	2009	150,000			150,000

(1)	The amounts in this column reflect the aggregate grant date fair value of stock awards and option awards computed in accordance with FASB ASC Topic 718. Our Company recognizes stock-based compensation expense over the requisite service period of the individual grant, which generally equals the vesting period. The fair value of the award is based upon the market price, volatility, the risk-free interest rate, and dividend yields of the underlying common stock as of the date of grant and is amortized over the applicable vesting period using the straight-line method. The Company uses newly issued shares of common stock to satisfy option exercises and stock awards. The fair value of each option grant was estimated at the date of grant using the Black-Scholes-Merton option-pricing model. Black-Scholes-Merton utilizes assumptions related to volatility, the risk free interest rate, the dividend yield, and employee exercise behavior. Expected volatilities utilized in the model are based primarily on the historical volatility of the common share price and other factors.
(2)	Mr. De Gasperis was hired to serve as the Chief Executive Officer and President of the Company effective April 21, 2010. Mr. De Gasperis also serves as the Principal Financial Officer as of April 21, 2010.
(3)	Mr. Reseigh was appointed as Chief Executive Officer on October 6, 2009 on an interim basis until his resignation as Chief Executive Officer as of April 20, 2010. Mr. Reseigh did not draw a salary as Chief Executive Officer.
(4)	Mr. Faber has served as Chief Accounting Officer since April 21, 2010. Mr. Faber served as the President from September 2004 through April 20, 2010, and Chief Financial Officer from 2003 through April 20, 2010. Mr. Faber served as Chief Executive Officer from September 2004 through October 6, 2009. An aggregate of $103,000 of Mr. Faber’s salary from 2005 through 2009 was not paid as of December 31, 2009. This amount was paid in 2010.
(5)	Mr. Golden served as Chief Operating Officer from October 2006 through April 1, 2010. Mr. Golden’s employment with the Company terminated on April 1, 2010 and he received severance in accordance with a separation agreement described below. The All Other Compensation column represents $150,000 in severance payments made to Mr. Golden and the value of a vehicle transferred to him in connection with his termination, which was $7,230.

The terms of the employment agreements of each of Mssrs. De Gasperis and Faber and the resignation agreement of Mr. Golden are described in detail in the Employment, Retirement and Severance Plans and Agreements below.

Stock Options

In 2005, the Company adopted a stock option and incentive plan (the “2005 Plan”), which was approved by our stockholders in October 2005 and provided for a maximum of 20,000 shares of common stock to be issued (the shares reflect the adjustment following the reverse stock split). Under the 2005 Plan, options, stock and other awards may be granted to employees and non-employee directors. The 2005 Plan expires by its terms in 2015. There have been no shares issued under the 2005 Plan.

In 2006, the Company adopted another stock option and incentive plan (the “2006 Plan”), which was approved by our stockholders in November 2006 and provided for a maximum of 4,000,000 shares of common stock to be issued (the shares reflect the adjustment following the reverse stock split). Under the 2006 Plan, options, stock and other awards may be granted to employees and non-employee directors. Stock options granted under the 2006 Plan generally vest over three years and expire ten years from the date of the grant.

As of December 31, 2010, the Company had 450,000 outstanding options to acquire shares of the Company’s common stock, all of which were vested and exercisable (the shares reflect the adjustment due to the reverse stock split). No options were granted during the period ended December 31, 2010.

OUTSTANDING STOCK OPTION AWARDS FISCAL YEAR END FOR 2010

Shares of common stock underlying unexercised stock options at December 31, 2010 are summarized below:

Name and Principal Position	Number of Securities Underlying Unexercised Options (#) Exercisable	Option Exercise Price ($)	Option Expiration Date
Corrado De Gasperis	—	—	—
Robert Reseigh	15,000	4.00	9/30/18
Robert T. Faber	400,000	2.238	1/9/18
Jim Golden	—	—	—

Employment, Retirement and Severance Plans and Agreements

Corrado De Gasperis’ Employment Agreement

Mr. De Gasperis was hired to serve as our Chief Executive Officer and President effective April 21, 2010. In connection with his employment, the Company entered into an Employment Agreement with Mr. De Gasperis, which also provides for his election as an officer and also as a director upon closing of the recapitalization or the capital raise.

Term.  The agreement expires on April 21, 2014 and will be automatically extended for additional one year periods unless notice of termination is provided. If a “change in control” of the Company (as defined in the agreement) occurs and the remaining term of the agreement is less than three years, then the term will be extended to three years beyond the date of the change in control.

Salary and Other Benefits.  Under the agreement, Mr. De Gasperis is entitled to an annual base salary of $360,000. Mr. De Gasperis is entitled to participate in each of our medical, pension or other employee benefit plans generally available to employees. Mr. De Gasperis is also entitled to participate in any of our incentive or compensation plans. The agreement also requires us to adopt a profit sharing plan whereby 10% of net cash profits before principal payments of indebtedness and investments in fixed assets will be set aside for semi-annual payments to employees, no less than 35% of which shall be payable to Mr. De Gasperis. The profit sharing plan has not yet been established.

Equity Awards.  The Company is required to adopt an equity incentive plan providing for the issuance of up to six percent of the fully diluted equity after giving effect to the above referenced strategic plan, and at least 50% of the equity issued is required to be granted to Mr. De Gasperis in the form of restricted stock awards. The awards to Mr. De Gasperis will vest as follows:

•	20% upon validation of qualified resources and reserves aggregating to at least 1,000,000 ounces of gold equivalent and the first metal pour from the mining operations;
•	20% upon validation of qualified resources and reserves aggregating to at least 1,500,000 ounces of gold equivalent and the third month of consecutive mining operations at an annual production rate of 15,000 ounces of gold equivalent;
•	20% upon validation of qualified resources and reserves aggregating to at least 2,000,000 ounces of gold equivalent and the third month of consecutive mining operations at an annual production rate of 17,500 ounces of gold equivalent; and
•	40% upon validation of qualified resources and reserves aggregating to at least 3,250,000 ounces of gold equivalent and the third month of consecutive mining operations at an annual production rate of 20,000 ounces of gold equivalent.

All equity not vested under this award after 5 years will be forfeited. If a change in control of the Company occurs, all shares granted to Mr. De Gasperis vest immediately. The equity incentive plan contemplated by Mr. De Gasperis’ agreement is presented in this proxy for stockholder approval.

Rights on Termination of Employment.  If Mr. De Gasperis’ employment is terminated without “cause,” if his employment is terminated due to his “disability” or if he resigns for “good reason” (each term as defined in his agreement), subject to his executing a release in our favor, Mr. De Gasperis shall be entitled to:

•	a lump sum payment of all accrued amounts due to him through the date of his termination;
•	continued base salary for twelve months (or thirty-six months if the termination is during the three year period following a change in control); and
•	continuation of health and life insurance benefits for the longer of the severance period or 18 months (unless he is entitled to participate in the health plan of a new employer).

If Mr. De Gasperis’ employment is terminated due to his death, his estate is entitled to the benefits (other than continued life insurance coverage) outlined above.

Upon a termination of Mr. De Gasperis’ employment for cause or his resignation without good reason, he shall be entitled to a lump sum payment of all amounts due to him through the date of his termination.

Non-Compete.  The agreement prohibits Mr. De Gasperis from competing with us during the term of his employment and one year thereafter.

Director Election.  The Company agreed to take and cause to be taken all such action as may be necessary to elect Mr. De Gasperis as a director of the Company under certain circumstances which circumstances were satisfied in October 2010.

Robert T. Faber’s Employment Agreement

The Company entered into an employment agreement with Robert T. Faber which extended through August 2009. Mr. Faber’s employment contract was extended on the same terms through December 31, 2009. The agreement provided for Mr. Faber to serve as our Chief Financial Officer and was not modified after Mr. Faber was appointed President and Chief Executive Officer. His employment agreement provided for base compensation of $180,000 per year, subject to increase, and a performance based bonus up to 50% of his base salary, with at least 50% of his bonus to be payable in cash. Mr. Faber was also entitled to participate in each medical, pension or other employee benefit plans generally available to other executive employees. The agreement also provided for incentive compensation as determined by the Board as well as a grant of options to purchase shares of our common stock. Mr. Faber is entitled to use of a company car and life insurance coverage. Under his agreement, if Mr. Faber had resigned for “good reason” or upon the Company’s termination of employment other than “termination for cause” (each as defined in the agreement), he would have been entitled to continued base salary for a period of twelve months and immediate vesting of any outstanding options. The agreement with Mr. Faber contains a covenant not to compete with us for a period of two years immediately following his termination of employment.

Jim Golden’s Separation Agreement

Mr. Golden resigned from his employment and positions with the Company effective April 1, 2010. In consideration of a release in favor of the Company, Mr. Golden received a lump sum severance payment of $37,500 and continued base salary through December 31, 2010. Mr. Golden was entitled to continue to receive medical coverage through December 31, 2010 at the same cost as he paid prior to his resignation. Mr. Golden also received title to the Company vehicle provided for his use during his employment, ownership of his laptop, and rights to Big Mike Copper Mine. All options held by Mr. Golden were to remain exercisable for a period of time, and he exercised the options during 2010.

THE AUDIT AND FINANCE COMMITTEE REPORT

The Audit and Finance Committee of the Board of Directors is composed of two independent directors and operates under a written charter adopted by the Board of Directors. The Audit and Finance Committee approves the selection of our independent registered public accounting firm.

Management is responsible for our disclosure controls, internal controls and the financial reporting process. The independent registered public accounting firm is responsible for performing an independent audit of our consolidated financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States) and for issuing a report thereon. The Audit and Finance Committee’s primary responsibility is to monitor and oversee these processes and to report thereon to the Board of Directors. In this context, the Audit and Finance Committee has met privately with management, the internal auditors and Deloitte & Touche LLP, our independent registered public accounting firm, all of whom have unrestricted access to the Audit and Finance Committee.

The Audit and Finance Committee has discussed with Deloitte & Touche LLP the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1, AU Section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T, including the scope of the auditor’s responsibilities and whether there are any significant accounting adjustments or any disagreements with management.

The Audit and Finance Committee also has received the written disclosures and the letter from Deloitte & Touche LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the audit committee concerning independence, and has discussed with Deloitte & Touche LLP that firm’s independence from the Company.

The Audit and Finance Committee has reviewed and discussed the consolidated financial statements with management and Deloitte & Touche LLP. Based on this review and these discussions, the representation of management that the consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the report of Deloitte & Touche LLP to the Audit and Finance Committee, the Audit and Finance Committee recommended that the Board of Directors include the audited consolidated financial statements in our Annual Report on Form 10-K for the year ended December 31, 2010 filed with the SEC.

The Audit and Finance Committee also reviews with management and the independent registered public accounting firm the results of that firm’s review of the unaudited financial statements that are included in our quarterly reports on Form 10-Q.

Audit and Finance Committee Pre-Approval Policy

The charter of our Audit and Finance Committee provides that the duties and responsibilities of our Audit and Finance Committee include the pre-approval of all audits, audit-related, tax, and other services permitted by law or applicable SEC regulations (including fee and cost ranges) to be performed by our independent auditor. Any pre-approved services that will involve fees or costs exceeding pre-approved levels will also require specific pre-approval by the Audit and Finance Committee. Unless otherwise specified by the Audit and Finance Committee in pre-approving a service, the pre-approval will be effective for the 12-month period following pre-approval. The Audit and Finance Committee will not approve any non-audit services prohibited by applicable SEC regulations or any services in connection with a transaction initially recommended by the independent auditor, the purpose of which may be tax avoidance and the tax treatment of which may not be supported by the Internal Revenue Code and related regulations.

To the extent deemed appropriate, the Audit and Finance Committee may delegate pre-approval authority to the Chairman of the Audit and Finance Committee or any one or more other members of the Audit and Finance Committee provided that any member of the Audit and Finance Committee who has exercised any such delegation must report any such pre-approval decision to the Audit and Finance Committee at its next scheduled meeting. The Audit and Finance Committee will not delegate to management the pre-approval of services to be performed by the independent auditor.

Our Audit and Finance Committee requires that our independent auditor, in conjunction with our Principal Financial Officer, be responsible for seeking pre-approval for providing services to us and that any request for pre-approval must inform the Audit and Finance Committee about each service to be provided and must provide detail as to the particular service to be provided. Our Audit and Finance Committee Chair and Audit and Finance Committee Financial Expert is Mr. William J. Nance.

Fees Billed by our Auditors

The Audit and Finance Committee reviews the fees charged by our independent registered public accounting firm. During the fiscal years ended December 31, 2010 and December 31, 2009, we were billed the following fees set forth below in connection with services rendered by that firm to us.

	2010			2009
	Deloitte & Touche LLP		Jewett, Schwartz, Wolfe & Associates	Jewett, Schwartz, Wolfe & Associates
Audit Fees	$296,000	(1)	$22,000	$40,000
Audit-Related Fees	—		—	$12,000
Tax Fees	—		—	$10,000
All Other Fees	$—		$—	$—
Total fees	$296,000		$22,000	$62,000

(1)	These fees include $95,000 related to the ongoing audit, $7,000 relate to expenses and $194,000 related to the auditing of the recapitalization transactions

Audit Fees.  Audit fees include professional services rendered by Deloitte & Touche LLP and Jewett, Schwartz, Wolfe & Associates for the audit of our annual financial statements, including its assessment of our internal control over financial reporting, and the reviews of the financial statements included in our quarterly reports on Form 10-Q. This category also includes fees for audits provided in connection with statutory filings or services that generally only the principal auditor reasonably can provide to a client, implementation of new financial and accounting reporting standards and consents and assistance with and review of documents filed with the SEC.

Audit-Related Fees.  Audit-related fees include reviews of our financial statements in connection with the recapitalization and reverse stock split, consultation on certain financial accounting and reporting standards and other miscellaneous audit-related fees.

Tax Fees.  Tax fees include original and amended tax returns, studies supporting tax return amounts as may be required by Internal Revenue Service regulations, claims for refunds, assistance with tax audits and other work directly affecting or supporting the payment of taxes.

THE AUDIT AND FINANCE COMMITTEE

William J. Nance, Chairman
Scott Jolcover

June 7, 2011

PROPOSAL NO. 2
RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING
FIRM

The Audit Committee has appointed Deloitte & Touche LLP, an independent registered public accounting firm, as our independent registered public accounting firm for the fiscal year ending December 31, 2011. A representative of Deloitte & Touche LLP is expected to be present at the Meeting with an opportunity to make a statement and to be available to respond to appropriate questions.

Deloitte & Touche LLP’s principal function is to audit the consolidated financial statements of the Company and its subsidiaries and, in connection with that audit, to review certain related filings with the SEC and to conduct limited reviews of the financial statements included in our quarterly reports.

The Board of Directors and Audit Committee recommend that shareholders vote “FOR” ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2011.

Appointment of our independent registered public accounting firm is not required to be submitted to a vote of the shareholders of the Company for ratification by our by-laws or otherwise. However, the Board of Directors is submitting the appointment of Deloitte & Touche LLP to the shareholders for ratification as a matter of good corporate practice. If the shareholders do not ratify the appointment, the Audit Committee will reconsider whether to retain the firm. In such event, the Audit Committee may retain Deloitte & Touche LLP, notwithstanding the fact that the shareholders did not ratify the appointment or may select another nationally recognized accounting firm without resubmitting the matter to shareholders. Even if the appointment is ratified, the Audit Committee reserves the right, in its discretion, to select a different nationally recognized accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and its shareholders. Under the Sarbanes-Oxley Act of 2002 and the rules of the SEC promulgated thereunder, the Audit Committee is solely responsible for the appointment, compensation and oversight of the work of our independent registered public accounting firm.

PROPOSAL NO. 3
PROPOSAL TO APPROVE THE ADOPTION OF THE COMSTOCK MINING INC. 2011 EQUITY
INCENTIVE PLAN.

General

Stockholders of the Company are being asked to approve the Comstock Mining Inc. 2011 Equity Incentive Plan (“Plan”). If approved by stockholders, the Plan will replace the equity plans previously adopted by the Company, including, without limitation, those adopted in 2005 and 2006 (the “Existing Plans”) which will be frozen and will remain in effect only to the extent of awards outstanding under the Existing Plans as of the date the stockholders approve the Plan (no future awards under the Existing Plans will be made after stockholder approval of the Plan). The Board of Directors approved the Plan on June 6, 2011, subject to stockholder approval at the annual meeting.

The Company’s philosophy is to align total compensation with the goal of the Company for creating wealth, in the same manner, for all stakeholders. The adoption of the Plan is intended to support that philosophy and the interest of the Company and its stockholders by providing appropriate forms of stock-based compensation alternatives that strengthen the ability of the Company to attract, motivate and retain directors, employees and others in a position to affect the financial and operational performance of the Company. If approved, the Plan will be an important component of the total compensation package offered to employees and directors, reflecting the importance that Comstock places on motivating and rewarding superior results with long-term, performance-based incentives.

The Board of Directors recommends that stockholders vote “FOR” the proposal to approve the Comstock Mining Inc. 2011 Equity Incentive Plan. Proxies solicited and received by the Board of Directors will be voted “FOR” this proposal.

Description of the Plan

The following is a summary of the principal features of the Plan and its operation and is qualified by reference to the full text of the Plan, a copy of which is attached as Appendix A to this Proxy Statement.

Administration.  The Plan will be administered by the Compensation Committee (“Committee”). Subject to the terms of the Plan, the Committee has the power to select the executive officers (including “covered employees” as defined in Internal Revenue Code Section 162(m)) who are eligible to receive awards under the Plan, the type and amount of incentive awards to be awarded, and the terms and conditions of such awards and to otherwise approve the total amount of awards that may be granted to different levels of employees in Comstock. The Committee may delegate its authority under the Plan described in the preceding sentence to officers or other employees of Comstock, but may not take any action in contravention of Rule 16b-3 promulgated under the Exchange Act, the performance-based compensation exception under Internal Revenue Code Section 162(m), or the Sarbanes-Oxley Act of 2002. The Committee also has the authority to interpret the Plan and establish, amend or waive rules necessary or appropriate for the administration of the Plan. The Board may administer the Plan in place of the Committee. The Company intends to file a registration statement on Form S-8, pursuant to which shares of the Company’s common stock issued under the Plan may be offered and sold.

Eligibility.  Any employee of Comstock or a subsidiary of Comstock providing services to Comstock or any of its subsidiaries who is specifically identified by the Committee, and any non-employee director of Comstock or any of its subsidiaries is eligible to receive awards under the Plan. While all of our employees and non-employee directors would be eligible to participate in the Plan, it is expected that most awards under the Plan would be made to our senior officers, managers, and technical and professional personnel. The approximate number of persons in each category of participants is: named executive officers (2); non-executive director group (4); and non-executive officer employee group (23).

Shares Subject to the Plan.  The maximum number of shares of the Company’s common stock, par value $0.000666 per share, that may be delivered pursuant to awards granted under the Plan is 6,000,000 shares of common stock. Any shares subject to an award under the Plan that are forfeited or terminated, expire unexercised, lapse or are otherwise canceled in a manner such that the shares of common stock covered by such award are not issued may be used again for awards under the Plan. The maximum number of shares deliverable pursuant to awards granted under the Plan is subject to adjustment by the Committee in the event of certain dilutive changes in the number of outstanding shares. Upon stockholder approval of the Plan, the Existing Plans will no longer be available for use for new awards. The closing sales price of the Company’s common stock on June 3, 2011 was $3.02.

Awards Available for Grant.  Awards may be made under the Plan in the form of options (incentive stock options or nonqualified stock options), stock grants (whether or not subject to restrictions and other stock based awards (which would include stock appreciation rights, stock units and dividend equivalents, among others), or any combination of the foregoing. The administrator of the Plan may make grants under the Plan at any time after it is adopted by the Board of Directors. Grants made prior to approval of the Plan by the stockholders that are intended to be 162(m) Awards will be subject to and contingent on the stockholders’ approval. If the stockholders fail to approve the Plan at the annual meeting, the Plan will terminate and no further grants may be made under the Plan and the Existing Plans will continue according to their terms as in effect prior to the Board of Directors’ approval of the Plan. Any grants made prior to the stockholders meeting, but after Board of Directors’ approval (that are not subject to stockholder approval under the Plan) will remain outstanding in accordance with the original terms of the grant.

No more than 6,000,000 shares of common stock may be issued under the Plan or transferred upon exercise or settlement of incentive stock options. Awards with respect to shares of common stock, other than dividend equivalents, granted to any one individual under the Plan may not be made with respect to more than 3,000,000 shares of common stock, in the aggregate, in any consecutive 12-month period, subject to adjustment as described in the Plan.

Adjustment of Shares.  If (i) any reincorporation, recapitalization, reorganization, reclassification, stock dividend, stock split, reverse stock split or other change in the capital stock of the Corporation shall occur, (ii) any asset or stock acquisition or divestiture, merger, consolidation, share exchange, spin-off, split-up or other business combination involving the Company shall occur, (iii) any unusual and material impairment, judgment, settlement, change in accounting principles, change in tax or other laws, rules or regulations, change in fiscal year, gain or loss or other corporate event or transaction involving the Company shall occur or (iv) any dividend or distribution (other than a cash dividend that is ordinary in nature and amount) shall be declared or made with respect to the Common Stock or if any Change in Control shall occur, the number of shares deliverable upon the exercise of, or in respect of, an award under the Plan shall be appropriately increased or decreased, and appropriate adjustments shall be made including, in the purchase price or exercise price per share, and the number of shares available under the Plan, and other terms of the awards to reflect such events, as determined by the administrator.

Amendment of the Plan.  The Board of Directors has the power and authority to terminate or amend the Plan at any time; provided, however, that, to the extent that the Board of Directors determines that the listing requirements of any national securities exchange or quotation system on which Comstock’s common stock is then listed or quoted, or the Internal Revenue Code or related Treasury regulations, require stockholder approval in order to maintain compliance with such listing requirements or to maintain any favorable tax advantages or qualifications, then the Plan shall not be amended without approval of the Company’s stockholders. No amendment to the Plan may adversely affect any rights of a holder of an outstanding award under the Plan without such holder’s consent. The Committee may amend any grant letter at any time. No amendment to the Plan and no amendment to any award agreement may materially adversely affect any rights of a holder of an outstanding award under the Plan without the holder’s consent, unless the right has been reserved in the Plan or award agreement.

The Plan contains limitations with respect to awards that may be made. If stockholders approve the Plan, the following limitations will apply to any awards made under the Plan:

Transferability.  Rights under any award granted under the Plan may be transferred only as may be approved by the Committee. However, incentive stock options will in all events be nontransferable otherwise than by will or the laws of descent and distribution.

Change in Control.  It is expected that the award agreements will provide that in the event of a “Change in Control” (as defined in the Plan), all outstanding awards will become 100% vested, free of all restrictions, immediately and fully exercisable, and deemed earned in full and payable as of the day immediately preceding the Change in Control.

Repricing.  The Committee generally may not reprice, replace or regrant or modify the exercise price or base price of any award granted under the Plan other than that which occurs as a result of an adjustment of shares, as described above. This limitation is more fully described in the Plan

Deferrals.  The Committee may permit the deferral of settlement of awards granted under the Plan.

Termination of the Plan.  The Plan will terminate no later than the day before the tenth anniversary of the date the Board of Directors approved the Plan, unless the Plan is terminated earlier.

Award Agreements and Term.  All awards under the Plan will be authorized by the Committee and evidenced by an award agreement setting forth the terms and conditions of such award. An award agreement may, but need not be, executed or acknowledged by the recipient of the award. No new awards may be granted under the Plan after ten years from the date on which it is approved by the Board of Directors.

Stock Options.  A grant of a stock option entitles a participant to purchase from Comstock a specified number of shares of Comstock’s common stock at a specified price per share. In the discretion of the Committee, stock options may be granted as nonqualified stock options or incentive stock options, but incentive stock options may only be granted to employees of Comstock or a subsidiary. No stock options may be exercisable for more than ten years from the date of grant.

The Committee may fix any price as the purchase price per share of the Company’s common stock which may be purchased under a stock option, but the purchase price must be at least equal to the fair market value of the Company’s common stock on the date of grant. The purchase price for shares of common stock acquired on exercise of a stock option must be paid in cash or, if approved by the Committee, by (i) delivery of shares of Comstock’s common stock by the optionee with a fair market value equal to the exercise price of the stock option, (ii) the withholding of shares that would otherwise be issuable upon exercise, (iii) participation in a broker-assisted “cashless exercise” arrangement, or (iv) other methods outlined in the Plan, including a combination of payment methods.

Stock Appreciation Rights (SARs).  The grant of an SAR provides the holder with the right to receive a payment in shares of Comstock’s common stock equal to the excess of the fair market value of a specified number of shares of common stock on the date the SAR is exercised over an SAR price specified in the applicable award agreement. The SAR price specified in an award agreement must be equal to or greater than the fair market value of Comstock’s common stock on the date of the grant of the SAR. No SAR may be exercisable for more than ten years from the date of grant.

Restricted Stock.  A grant of restricted stock is an award of shares of Comstock’s common stock subject to restrictions or limitations set forth in the Plan and in the related award agreement. The award agreement for restricted stock will specify the time or times within which such award may be subject to forfeiture and any performance goals or employment goals that must be met in order to remove any restrictions on such award. Except for limitations on transfer or limitations set forth in the applicable award agreement, holders of restricted stock shall have all of the rights of a shareholder of the Company, including the right to vote the shares, and the right to receive any dividends thereon, unless otherwise provided in the applicable award agreement.

Other Awards.  The Committee may grant to any participant other forms of awards payable in shares of Comstock’s common stock or cash including Phantom Stock Awards, Restricted Stock Unit Awards, and others described in the Plan. The terms and conditions of such other form of award shall be specified by the applicable award agreement. Such other awards may be granted for no cash consideration, other than services already rendered, or for such other consideration as may be specified by the award agreement.

Performance-Based Awards.  Awards may be granted under the Plan that are subject to the attainment of pre-established performance goals (or objectives) over a specified performance period. Performance-based awards may be payable in stock or cash. The award agreement for a performance-based award will specify the performance period, the performance (objectives) to be achieved during the performance period, and the maximum or minimum settlement values. Performance (objectives) set by the Committee may relate to any of the following: stock price; earnings or earnings per share; stockholder return; return on capital, investment or stockholders’ equity; cash flow or throughput; return on assets employed; operating profit; working capital; market share; net worth; inventory turnover; completion of significant projects or implementation of significant new processes; or achievement of strategic objectives.

Termination of Employment, Death, Disability and Retirement.  The Committee shall specify in each award agreement the terms and conditions for becoming vested in, and exercising (where applicable), awards upon a participant’s termination of employment, death and disability.

Federal Income Tax Consequences

The following is a general summary as of the date of this Proxy Statement of the United States federal income tax consequences associated with the grant of awards under the Plan. The federal tax laws may change and the federal, state and local tax consequences for any participant will depend upon his or her individual circumstances. Also, this information may not be applicable to employees or to participants who are not residents of the United States. Participants have been and are encouraged to seek the advice of a qualified tax advisor regarding the tax consequences of participation in the Plan.

Nonqualified Stock Options.  A participant receiving a nonqualified stock option will not recognize income and the Company will not be allowed a deduction at the time the option is granted. When a participant exercises a nonqualified stock option, the participant will have ordinary income equal to the excess, if any, of the fair market value of the stock on the date of exercise over the option price. The Company will be entitled to a deduction for federal income tax purposes in an equal amount. When a participant disposes of shares acquired by the exercise of the option, any amount received in excess of the fair market value of the shares on the date of exercise will be treated as short-term or long-term capital gain, depending upon whether the participant held the shares for more than one year following the exercise of the option. If the amount received is less than the fair market value of the shares on the date of exercise, the loss will be treated as short-term or long-term capital loss, depending upon whether the participant held the shares for more than one year following the exercise of the option.

Incentive Stock Options.  Incentive stock options granted under the Plan are intended to meet the requirements of Internal Revenue Code Section 422 to qualify as “incentive stock options.” A participant receiving a grant of incentive stock options will not recognize income and the Company will not be allowed a deduction at the time such an option is granted. When a participant exercises an incentive stock option while employed by the Company or within the three-month (one year for disability) period after termination of employment, no ordinary income will be recognized by the participant at that time (and no deduction will be allowed to the Company) but the excess of the fair market value of the shares acquired by such exercise over the option price will be taken into account in determining the participant’s alternative minimum taxable income for purposes of the federal alternative minimum tax. If the shares acquired upon exercise are not disposed of until more than two years after the date of grant and one year after the date of transfer of the shares to the participant (statutory holding periods), the excess of the sale proceeds over the aggregate option price of such shares will be taxable as long-term capital gain, and the Company will not be entitled to any federal income tax deduction. Except in the event of death, if the shares are disposed of prior to the expiration of the statutory holding periods (a “Disqualifying Disposition”), the excess of the fair market value of such shares at the time of exercise over the aggregate option price (but not more than the gain on the disposition if the disposition is a transaction on which a loss, if sustained, would be recognized) will be ordinary income at the time of such Disqualifying Disposition (and the Company will be entitled to a federal tax deduction in a like amount), and the balance of the gain, if any, will be capital gain (short-term or long-term depending upon whether the participant held the shares for more than one year following the exercise of the option). To the extent that the aggregate fair market value of stock (determined on the date of grant) with respect to which incentive options become exercisable for the first time during any calendar year exceeds $100,000, such excess options will be treated as nonqualified options.

Payment Using Shares.  If a participant pays the exercise price of a nonqualified or incentive stock option with previously-owned shares of Comstock’s common stock and the transaction is not a Disqualifying Disposition, the shares received equal to the number of shares surrendered are treated as having been received in a tax-free exchange. The shares received in excess of the number surrendered will not be taxable if an incentive stock option is being exercised, but will be taxable as ordinary income to the extent of their fair market value if a nonqualified stock option is being exercised. The participant does not recognize income and the Company receives no deduction as a result of the tax-free portion of the exchange transaction. If the use of previously acquired incentive stock option shares to pay the exercise price of another incentive stock option constitutes a Disqualifying Disposition, the tax results are as described in the preceding paragraph. The income treatment will apply to the shares disposed of, but will not affect the favorable tax treatment of the shares received.

Restricted Stock.  While a Restricted Stock Award remains unvested or otherwise subject to a substantial risk of forfeiture, a participant will not recognize compensation income and the Company will not be allowed a deduction. When an award vests or otherwise ceases to be subject to a substantial risk of forfeiture, the excess of the fair market value of the award on the date of vesting or the cessation of the substantial risk of forfeiture over the amount paid, if any, by the participant for the award will be ordinary income to the participant and will be claimed as a deduction for federal income tax purposes by the Company (subject to Internal Revenue Code Section 162(m)). Upon disposition of the shares received, the gain or loss recognized by the participant will be treated as capital gain or loss, and the capital gain or loss will be short-term or long-term depending upon whether the participant held the shares for more than one year following the vesting or cessation of the substantial risk of forfeiture. However, by filing a Section 83(b) election with the Internal Revenue Service within 30 days after the date of grant, a participant’s ordinary income and commencement of holding period and the Company’s deduction will be determined as of the date of grant. In such a case, the amount of ordinary income recognized by such a participant and deductible by the Company will be equal to the excess of the fair market value of the award as of the date of grant over the amount paid, if any, by the participant for the award. If such election is made and a participant thereafter forfeits his or her award, no refund or deduction will be allowed for the amount previously included in such participant’s income.

Stock Appreciation Rights and Phantom Stock Awards.  A participant granted SARs, phantom stock awards, performance awards or other awards under the Plan generally will not recognize income and Comstock will not be allowed a deduction at the time such award is granted. When a participant receives payment upon the exercise of a SAR, or upon becoming vested in a Phantom Stock Award or performance award, the amount paid to the participant for the award will be ordinary income to the participant and will be claimed as a deduction for federal income tax purposes by the Company (subject to Internal Revenue Code Section 162(m)).

Certain Limitations on Deductibility of Executive Compensation.  With certain exceptions, Internal Revenue Code Section 162(m) denies a deduction to a publicly held corporation for compensation paid to certain executive officers in excess of $1 million per executive per taxable year (including any deduction with respect to the exercise of a nonqualified stock option or stock appreciation right, or the disqualifying disposition of stock purchased pursuant to an incentive stock option). One such exception applies to certain performance-based compensation, provided that such compensation has been approved by stockholders in a separate vote and certain other requirements are met. If approved by our stockholders, we believe that the nonqualified stock options, stock appreciation rights, and other performance-based awards granted under the Plan should qualify for the performance-based compensation exception to Section 162(m).

Requirements Regarding “Deferred Compensation.”  Certain of the benefits under the Plan may constitute “deferred compensation” within the meaning of Internal Revenue Code Section 409A, a provision governing “nonqualified deferred compensation plans.” Failure to comply with the requirements of Section 409A regarding participant elections and the timing of payment distributions could result in the affected participants being required to recognize ordinary income for federal tax purposes earlier than expected, and to be subject to substantial penalties. It is intended that the benefits under the Plan will not be subject to the additional tax imposed by Internal Revenue Code Section 409A. To the extent there are any ambiguities in the Plan, the Plan will be interpreted and administered according to the requirements of Internal Revenue Code Section 409A.

ERISA.  The Company believes that the Plan is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974 (ERISA) and is not qualified under Internal Revenue Code Section 401(a).

Awards Granted under the Plan

As of the date of this Proxy Statement, no awards have been granted under the Plan. All executive officers, employees and directors would be eligible to participate in the Plan and, because the Committee has the discretion to grant awards under the Plan, it is not possible to determine future awards that will be received by executive officers, employees and directors under the Plan. No “New Plan Benefits” table has been included in this Proxy Statement because neither the dollar value nor number of units to be granted to any eligible participant under the Plan has been determined or is determinable at this time, with the exception of Mr. DeGasperis who is expected to be eligible to receive an award up to 50% of the shares issuable pursuant to the Plan.

SHAREHOLDER PROPOSALS

Under applicable regulations of the SEC, any shareholder desiring to make a proposal to be acted upon at the 2012 annual meeting of shareholders must present such proposal to our Secretary at P.O. Box 1118, Virginia City, Nevada 89440, not later than February 22, 2012, in order for the proposal to be considered for inclusion in our Proxy Statement. We anticipate holding the 2012 annual meeting on Monday, June 25, 2012.

Our bylaws provide that a shareholder entitled to vote for the election of directors may nominate persons for election to the Board of Directors by delivering written notice to our Secretary. Such notice generally must be delivered not later than the close of business on the tenth business day prior to the annual meeting.

The shareholder’s notice must include:

•	the shareholder’s name and mailing address;
•	the date, time and place of the meeting (and type) to which the notice applies;
•	the nature of the matter (and for an election of director(s), the identity and qualifications of said director(s); and
•	any other information required to ensure that shareholders entitled to vote on such matter have a clear understanding of the ramifications thereof.

The requirements found in our bylaws are separate from and in addition to the requirements of the SEC that a shareholder must meet to have a proposal included in our Proxy Statement.

CERTAIN MATTERS RELATING TO PROXY MATERIALS AND ANNUAL REPORTS

Electronic Access of Proxy Materials and Annual Reports

This Proxy Statement and our Annual Report on Form 10-K are available on our Internet website at http://www.comstockmining.com/investors/regulatory-filings. Shareholders can elect to access future proxy statements and annual reports over the Internet instead of receiving paper copies in the mail. Providing these documents over the Internet will reduce our printing and postage costs and the number of paper documents shareholders would otherwise receive. We will notify shareholders who consent to accessing these documents over the Internet when such documents will be available. Once given, a shareholder’s consent will remain in effect until such shareholder revokes it by notifying us otherwise at Secretary, Comstock Mining Inc., P.O. Box 1118, Virginia City, Nevada 89440. Shareholders of record voting by mail can choose this option by marking the appropriate box on the proxy card included with this Proxy Statement and shareholders of record voting by telephone or over the Internet can choose this option by following the instructions provided by telephone or over the Internet, as applicable. Beneficial owners whose shares are held in street name should refer to the information provided by the institution that holds such beneficial owner’s shares and follow the instructions on how to elect to access future proxy statements and annual reports over the Internet, if this option is provided by such institution. Paper copies of these documents may be requested by writing us at Investor Relations, Comstock Mining Inc., P.O. Box 1118, Virginia City, Nevada 89440 or by telephoning (775) 847-5272.

“Householding” of Proxy Materials and Annual Reports for Record Owners

The SEC rules permit us, with your permission, to deliver a single proxy statement and annual report to any household at which two or more shareholders of record reside at the same address. Each shareholder will continue to receive a separate proxy card. This procedure, known as “householding,” reduces the volume of duplicate information you receive and helps to reduce our expenses. Shareholders of record voting by mail can choose this option by marking the appropriate box on the proxy card included with this Proxy Statement and shareholders of record voting by telephone or over the Internet can choose this option by following the instructions provided by telephone or over the Internet, as applicable. Once given, a shareholder’s consent will remain in effect until such shareholder revokes it by notifying our Secretary as described above. If you revoke your consent, we will begin sending you individual copies of future mailings of these documents within 30 days after we receive your revocation notice. Shareholders of record who elect to participate in householding may also request a separate copy of future proxy statements and annual reports by contacting our investor relations department as described above.

Separate Copies for Beneficial Owners

Institutions that hold shares in street name for two or more beneficial owners with the same address are permitted to deliver a single proxy statement and annual report to that address. Any such beneficial owner can request a separate copy of this Proxy Statement or the Annual Report on Form 10-K by contacting our investor relations department as described above. Beneficial owners with the same address who receive more than one proxy statement and Annual Report on Form 10-K may request delivery of a single proxy statement and Annual Report on Form 10-K by contacting our investor relations department as described above.

OTHER MATTERS

The Board of Directors is not aware of any matters to be presented for action at the Meeting other than as set forth in this Proxy Statement. However, if any other matters properly come before the Meeting, or any adjournment or postponement thereof, the person or persons voting the proxies will vote them in accordance with their best judgment.

By Order of the Board of Directors

William J. Nance, Chairman and acting Secretary

Appendix A

COMSTOCK MINING INC.

2011 EQUITY INCENTIVE PLAN

1. Purpose

The Corporation’s philosophy is to align total compensation with the goal of the Company for creating wealth, in the same manner, for all stakeholders. This Plan has been adopted to support that philosophy and the interest of the Corporation and its stockholders by providing appropriate forms of stock-based compensation alternatives that strengthen the ability of the Company to attract, motivate and retain directors, employees and others in a position to affect the financial and operational performance of the Company.

2. Definitions

Wherever the following capitalized terms are used in this Plan, they shall have the meanings specified below:

(a) “Affiliate,” and correlative terms, means, with respect to any Person, (i) any other Person that directly or indirectly Controls, is Controlled by or is under common Control with such Person or (ii) any director, officer, partner or employee of such Person or any Person specified in clause (i) above.

(b) “Award” means an award granted under this Plan.

(c) “Award Agreement” means a written (including electronic) agreement, document or instrument evidencing an Award that is signed (including electronically) by the Corporation. An Award Agreement may, but need not be, executed or acknowledged by the applicable Participant.

(d) “Board” means the Board of Directors of the Corporation.

(e) “Cause” means (unless otherwise defined in another agreement between a Participant and the Corporation or an Award Agreement):

(i) intentional or negligent failure of a Participant to substantially perform his duties (other than due to Disability);

(ii) a Participant’s conviction of or plea of no contest to a crime constituting (A) a felony (or equivalent) under applicable laws or (B) a misdemeanor involving deceit, dishonesty or fraud that relates to the Company; or

(iii) intentional or negligent conduct of a Participant which is demonstrably injurious to the Company, monetarily or otherwise (other than to a de minimus extent).

(f) “CEO” means the Chief Executive Officer of the Corporation.

(g) A “Change in Control” shall be deemed to occur if any of the following events or circumstances shall occur:

(i) any “person” or “group” within the meaning of Section 13(d) or 14(d)(2) of the Exchange Act becomes the beneficial owner of 40% or more of the then outstanding Common Stock or 40% or more of the then outstanding voting securities of the Corporation;

(ii) any “person” or “group” within the meaning of Section 13(d) or 14(d)(2) of the Exchange Act acquires, by proxy or otherwise, the right to vote on any matter or question with respect to 40% or more of the then outstanding Common Stock or 40% or more of the combined voting power of the then outstanding voting securities of the Corporation;

(iii) Present Directors and New Directors cease for any reason to constitute a majority of the Board (and, for purposes of this clause (iii), “Present Directors” shall mean individuals who, at the beginning of any consecutive twenty four month period, were members of the Board and “New Directors” shall mean individuals whose election by the Board or whose nomination for election as directors by the Corporation’s stockholders was approved by at least two-thirds of the Present Directors and New Directors then in office);

(iv) the stockholders of the Corporation approve a plan of dissolution or complete or substantially complete liquidation of the Corporation; or

(v) the consummation of:

(A) any reorganization, restructuring, recapitalization, reincorporation, merger, consolidation or similar form of corporate transaction involving the Corporation (a “Business Combination”) unless, following such Business Combination, (1) all or substantially all of the Persons who were the beneficial owners of Common Stock and voting securities of the Corporation outstanding immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of the common equity securities, and more than 50% the combined voting power of the voting securities, of the entity resulting from such Business Combination (which phrase, for purposes of this clause (v), includes the Corporation, if it is such resulting entity, and an entity that, as a result of such Business Combination, owns the Corporation or all or substantially all of the consolidated assets of the Corporation either directly or through one or more subsidiaries) outstanding after such Business Combination in substantially the same proportions as their ownership of Common Stock and combined voting power of voting securities of the Corporation, respectively, outstanding immediately prior to such Business Combination, (2) no “person” or “group” within the meaning of Section 13(d) or 14(d)(2) of the Exchange Act (excluding (x) any entity resulting from such Business Combination and (y) any employee benefit plan (or related trust) of any entity resulting from such Business Combination) beneficially owns 40% or more of the common equity securities, or 40% or more of the combined voting power of the voting securities, of the entity resulting from such Business Combination outstanding after such Business Combination (except to the extent that such beneficial ownership existed prior to such Business Combination with respect to Common Stock and voting securities of the Corporation outstanding immediately prior to such Business Combination) and (3) at least a majority of the members of the board of directors (or similar governing body) of the entity resulting from such Business Combination were members of the Board at the earliest of the time of the execution of the initial agreement providing for such Business Combination, the time of the action of the Board approving such Business Combination or, if such approval is required or sought, at the time of action of the stockholders approving such Business Combination; or

(B) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all or a majority of the consolidated assets of the Corporation, whether held directly or indirectly through one or more subsidiaries (excluding any pledge, mortgage, grant of security interest, sale-leaseback or similar transaction, but including any foreclosure sale).

Notwithstanding anything contained herein to the contrary, a “Change in Control” shall not be deemed to have occurred:

(x) pursuant to the preceding clause (i) or (ii) solely because 40% or more of the then outstanding Common Stock or the then outstanding voting securities of the Corporation is or becomes beneficially owned or is or becomes directly or indirectly held or acquired by one or more employee benefit plans (or related trusts) maintained by the Company;

(y) only for purposes of determining the timing of a delivery of Shares with respect to any Award that is a “deferral of compensation” under Section 409A, unless the event or circumstance also constitutes a “change in the ownership or effective control” of the Corporation or a “change in the ownership of a substantial portion of the assets” of the Corporation, in each case, within the meaning of Section 409A; provided, however, that such an Award shall still vest upon a Change in Control (as defined herein without regard to this clause (y)) to the extent the applicable Award Agreement provides for vesting upon such a Change in Control; or

(z) pursuant to the preceding clause (i) or (ii) so long (but only for so long) as the Winfield Group collectively holds, beneficially and entirely for their own respective accounts, at the time of such event or circumstance, and thereafter continues to hold, beneficially and entirely for their own respective accounts, at least a majority of the voting power of the then outstanding voting securities of the Corporation.

For purposes of this definition, references to “beneficial owner” and correlative phrases shall have the same meanings as set forth in Rule 13d-3 under the Exchange Act (except that ownership by underwriters (including when acting as initial purchasers in a private offering) solely for purposes of a distribution or offering shall not be deemed to be “beneficial ownership”), references to “affiliate” and “associates” shall have the same meanings as set forth under the Exchange Act and references to the Exchange Act shall mean the Exchange Act as in effect on April 30, 2011.

(h) “Code” means the Internal Revenue Code of 1986 and the rules, regulations and official guidance thereunder.

(i) “Committee” means the Compensation Committee of the Board (or an independent director or group of independent directors performing the functions thereof) or the Board, if either there is no such Committee or the Board is acting in lieu of such Committee. Except to the extent prohibited by applicable laws, rules or regulations, the Board shall have the right, power and authority to exercise any and all rights, powers and authorities of the Committee in respect of this Plan and any Award.

(j) “Common Stock” means the common stock, par value $0.000666 per share, of the Corporation or such other securities of the Corporation as may be substituted therefor pursuant to the provisions hereof.

(k) “Company” means the Corporation, the Subsidiaries and its and their controlled Affiliates, individually or collectively as may be appropriate in the applicable circumstances.

(l) “Consultant” means a consultant, advisor, representative, agent or other independent contractor who performs services (other than as an Employee) for the Company.

(m) “Control,” and correlative words, with respect to any Person, mean the ability of another Person to control or direct the management, actions or policies of such Person, whether by ownership of voting securities, by contract or otherwise.

(n) “Corporate Event” has the meaning set forth in Section 3.3.

(o) “Corporation” means Comstock Mining Inc. and such successor as may be substituted therefor pursuant to the provisions hereof.

(p) “Detrimental Conduct” means activities which have been, are or would reasonably be expected to be detrimental to interests of the Company, as determined in the sole and good faith judgment of the Board. Such activities include unlawful conduct under securities, antitrust, tax or other laws, improper disclosure or use of confidential or proprietary information or trade secrets, competition with or improper taking of a corporate opportunity of any business of the Company, failure to cooperate in any investigation or legal proceeding, or misappropriation of property.

(q) “Disability” means (unless otherwise defined in another agreement between a Participant and the Corporation or an Award Agreement) a Participant (i) is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or to last for a continuous period of not less than 6 months, (ii) becomes entitled to benefits under any long term disability plan than maintained by the Company by reason of any physical or mental impairment or (iii) for purposes of determining the timing of a delivery of Shares with respect to, or other compensation payable in respect of, any Award that is a “deferral of compensation” under Section 409A and payable upon a Participant’s Disability, is unable to engage in any substantial gainful activity by reason of a medically determinable physical or mental impairment that can be expected to result in death or last for a continuous period of not less than 12 months.

(r) “Dividend Equivalent” means an amount equal to cash dividends and distributions that are payable during the period beginning on the day after the Grant Date and ending on the Exercise Date in respect of the applicable Award.

(s) “Effective Date” means the date of adoption of this Plan by the Board.

(t) “Eligible Person” means any Employee and, in the case of Awards other than Incentive Stock Option Awards, (i) any Consultant and (ii) any Non-Employee Director.

(u) “Employee” means any Person who is employed by the Company.

(v) “Exchange Act” means, except as otherwise provided in Section 2(g), the Securities Exchange Act of 1934 and the rules, regulations and official guidance thereunder.

(w) “Exercise Date” means, with respect to an Award (unless otherwise provided in the applicable Award Agreement), (i) the date on which such Award is properly exercised, or on which an election to have such Award settled or to have payment or delivery made thereunder is properly made, by the Participant or (ii) for an Award that is not “exercisable,” the date on which payment or delivery under such Award becomes due pursuant to the terms thereof.

(x) “Exercise Price” or “Award Price,” with respect to an Award, means the exercise, base or purchase price (if any) in respect thereof.

(y) “Fair Market Value” of a share of Common Stock as of any date means:

(i) the closing sale price on such date or, if there are no trades on such date, the mean between the closing bid and asked prices on such date, on the principal exchange or market on which the Common Stock is then publicly traded (as reported by such exchange or market or, if not so reported, as reported by another customary financial reporting service); or

(ii) if the Common Stock is not publicly traded or, if it is publicly traded but the sales prices or bid and asked prices are not so reported, the fair market value as determined by the Committee in accordance with Section 409A.

(z) “Grant Date” means the date specified by the Committee on which a grant of an Award to a Participant shall become effective, which shall not be earlier than the date on which the Committee takes action with respect thereto.

(aa) “Incentive Stock Option” means an option to purchase Shares granted pursuant to Section 6, which is intended to qualify and in fact qualifies as an incentive stock option under Sections 421 and 422 of the Code.

(bb) “Non-Employee Director” means a member of the Board, or a member of the board of directors of a Subsidiary, who is not an Employee.

(cc) “Non-Qualified Stock Option” means an option to purchase Shares granted pursuant to Section 6, which is not an Incentive Stock Option.

(dd) “Option” means an Incentive Stock Option or a Non-Qualified Stock Option.

(ee) “Option Award” means an Award of an Incentive Stock Option or a Non-Qualified Stock Option.

(ff) “Participant” means any Eligible Person who holds an outstanding Award.

(gg) “Performance Objective” means, for a Performance Period, an objective (i.e., a performance goal) established by the Committee for such Performance Period based on Performance Measures selected by the Committee.

(hh) “Performance Measures” means, with respect to an Award, one or more performance criteria, which may be applied with respect to an individual Participant, the Corporation, any Subsidiary, the Company or any division, line of business or functional or business unit and which may be measured on an absolute, adjusted or relative basis, including: stock price; earnings or earnings per share; stockholder return; return on capital, investment or stockholders’ equity; cash flow or throughput; return on assets employed; operating profit; working capital; market share; net worth; inventory turnover; completion of significant projects or implementation of significant new processes; and achievement of strategic objectives. For Awards which are Section 162(m) Awards, “Performance Measures” means those that satisfy the requirements of and are adopted as required by Section 162(m). For Awards which are not Section 162(m) Awards, “Performance Measures” means those prescribed by the Committee.

(ii) “Performance Period” means a period established by the Committee at the time any Performance Share or Performance Unit Award is granted or at any time thereafter (so long as, in the case of a Section 162(m) Award, such period is established within the time allowed under Section 162(m)) during which any Performance Measures with respect to such Award are to be achieved.

(jj) “Performance Share Award” means an Award granted pursuant to Section 10, representing the unfunded and unsecured right to receive Shares contingent upon the achievement of one or more Performance Measures.

(kk) “Performance Unit Award” means an Award granted pursuant to Section 10, representing the unfunded and unsecured right to receive one or more units, denominated in Shares or cash or a combination thereof, contingent upon achieving one or more Performance Measures.

(ll) “Permitted Transferee” means, with respect to a Participant, a member (including by reason of adoption) of such Participant’s immediate family, which shall include grandparents, parents, aunts, uncles, nieces, nephews, spouses, siblings, children and grandchildren of such Participant and his or her spouse and lineal descendants thereof, and any estate, trust, corporation, limited liability company, partnership, or other entity, 90% of the voting, equity and beneficial interests in which are held by or for such Persons and such other Person as the Committee may authorize.

(mm) “Person” includes an individual, an estate, a partnership, a corporation, an association, a joint stock company, a limited liability company, a trust, a joint venture, an unincorporated organization, an association and any other entity as well as a government or any department, agency or political subdivision thereof.

(nn) “Phantom Stock Award” means an Award granted pursuant to Section 9, representing the unfunded and unsecured right to receive cash in an amount equal to the Fair Market Value of Shares.

(oo) “Plan” means this Comstock Mining, Inc. 2011 Equity Incentive Plan, as amended.

(pp) “Restricted Stock Award” means an Award granted pursuant to Section 8, representing the unfunded and unsecured right to receive a Share.

(qq) “Restricted Stock Unit Award” means an Award granted pursuant to Section 9, representing the unfunded and unsecured right to receive one or more units, denominated in Shares.

(rr) “Section 162(m)” means Section 162(m) of the Code and the rules, regulations and official guidance issued thereunder.

(ss) “Section 162(m) Award” means any Option and any other Award that is intended to qualify and in fact qualifies for the performance-based compensation exemption to the application of the $1 million deduction limit under Section 162(m).

(tt) “Section 409A” means Section 409A of the Code and the rules, regulations and official guidance issued thereunder.

(uu) “Share” means a share of Common Stock.

(vv) “Securities Act” means the Securities Act of 1933 and the rules, regulations and official guidance thereunder.

(ww) “Separation from Service” means a “separation from service” within the meaning of Section 409A.

(xx) “Specified Employee” means an Employee treated as a “specified employee” as of his or her “Separation from Service” under Section 409A(a)(2)(B)(i) of the Code.

(yy) “Stock Appreciation Right Award” or “SAR Award” means an Award granted pursuant to Section 7, representing the unfunded and unsecured right to receive Shares with a Fair Market Value equal to the excess (if any) specified in Section 7.

(zz) “Subsidiary” means a Person that is Controlled, directly or indirectly, by the Corporation; provided, however, that, with respect to Incentive Stock Options, the term “Subsidiary” shall include only a Person that qualifies under Section 424(f) of the Code as a “subsidiary corporation” with respect to the Corporation.

(aaa) “Substitute Award” means an Award granted pursuant to Section 3.2 solely in connection with the assumption of, or in substitution for, outstanding awards previously granted by a Person acquired by the Company or with which the Company merges or combines.

(bbb) “Terminated Plans” means the various equity plans of the Corporation, in each case, as in effect on the Effective Date, including, without limit, the equity incentive plans of the Company adopted in 2005 and 2006.

(ccc) “Transfer,” and correlative words, means, with respect to any Award, the gift, sale, assignment, transfer, pledge, hypothecation or other disposition (whether for or without consideration and whether voluntary, involuntary or by operation of law) of such Award or any interest therein.

(ddd) “Winfield Group” means John V. Winfield, his heirs, personal representatives, entities and family trusts created and controlled by Mr. Winfield, any individual retirement accounts held by Mr. Winfield, Santa Fe Financial Corporation, Portsmouth Square, Inc. and InterGroup Corporation.

3. Shares and Adjustments

3.1 Number of Shares.  Subject to Sections 3.2 and 3.3, the aggregate number of Shares that may be delivered under this Plan in any type of Award(s) is 6,000,000 Shares. The Shares delivered under this Plan may consist of authorized but unissued Shares, treasury Shares or issued Shares that have been reacquired by the Company on the open market or otherwise. Notwithstanding anything contained herein to the contrary, in no event shall the number of Shares subject to Awards granted to any one Participant during any one calendar year exceed 50% of the aggregate number of Shares that may be delivered under the Plan.

3.2 Calculation of Shares.  To the extent that any Award is terminated, forfeited or cancelled or expires or is otherwise surrendered or returned to the Company, in each case prior to delivery of Shares thereunder, or is paid or settled in cash, the underlying Shares will no longer be charged against the aggregate number set forth in Section 3.1 (until they become subject to another Award) and may again be made subject to Awards under this Plan. For purposes of calculating the number of Shares used and available for use under this Plan (i) only Shares underlying Awards that have been or, by their terms, may be settled by delivery of Shares shall be charged against such number, (ii) Awards in respect of which payment of cash is made in lieu of delivery of Shares shall be deemed to have been terminated prior to the delivery of Shares thereunder, (iii) Shares deliverable or delivered under Substitute Awards shall not be charged against such number, (iv) shares retained by or relinquished to the Corporation in payment of any Exercise Price or satisfaction of any tax withholding obligation in respect of an Award shall not be charged against such number and (v) outstanding Shares delivered to the Corporation in payment of any Exercise Price or satisfaction of any tax withholding obligation in respect of an Award shall be added to such number.

3.3 Mandatory Adjustments.  If (i) any reincorporation, recapitalization, reorganization, reclassification, stock dividend, stock split, reverse stock split or other change in the capital stock of the Corporation shall occur, (ii) any asset or stock acquisition or divestiture, merger, consolidation, share exchange, spin-off, split-up or other business combination involving the Company shall occur, (iii) any unusual and material impairment, judgment, settlement, change in accounting principles, change in tax or other laws, rules or regulations, change in fiscal year, gain or loss or other corporate event or transaction involving the Company shall occur or (iv) any dividend or distribution (other than a cash dividend that is ordinary in nature and amount) shall be declared or made with respect to the Common Stock (each, a “Corporate Event”) or if any Change in Control shall occur, the Committee shall, in the manner and to the extent that it deems appropriate and equitable, cause an adjustment to be made in: (A) the maximum number and kind of securities subject to this Plan; (B) the number, kind and amount of securities, rights and cash subject to then outstanding Awards; (C) the Exercise Price of then outstanding Awards, and (D) the other terms of this Plan and then outstanding Awards (including Performance Objectives, Performance Periods and Performance Measures, to the extent permitted under Section 162(m)); provided, however, that, in the case of Incentive Stock Options and Section 162(m) Awards, such adjustments shall be made in a manner consistent with the applicable requirements of Sections 162(m) and 424(a) of the Code; provided further, however, that, in the case of Options intended to not provide for the “deferral of compensation” within the meaning of Section 409A, such adjustment shall be made in a manner consistent with the applicable requirements of Section 409A. Such adjustment shall be conclusive and binding for all purposes.

3.4 Permissible Adjustment on a Change in Control.  Without limiting the adjustments required or permitted under Section 3.3, but subject to the requirements of Section 162(m), in the case of a Section 162(m) Award, and Section 409A, in the case of an Award that provides for the “deferral of compensation” within the meaning of Section 409A, the Committee may prescribe additional provisions relating to the effect of a Change in Control or a Corporate Event on an Award. Such provisions need not be in an Award Agreement, will not require the consent of a Participant and may include: (i) acceleration of the vesting and exercisability of any Award; (ii) extension of time periods for satisfying vesting or Transferability conditions with respect to, or exercising or realizing payments, rights, benefits or gains from, any Award; (iii) elimination or modification of conditions related to vesting, Transferability or exercisability of or payments, rights, benefits or gains under, any Award; (iv) provision for the settlement of any Award with an equivalent value in other securities, cash or properties; (v) requirement that outstanding Awards that are “in-the-money” be settled in cash in an amount equal to the amount by which they are “in-the-money”, as determined by the Committee; (vi) requirement that Participants surrender their outstanding Awards that are “in-the-money” in exchange for a settlement immediately following the Change in Control, as determined by the Committee; (vii) cancellation of any or all Awards that are not “in-the-money” without consideration; and (viii) cancellation or forfeiture of any Awards that are not vested as of the date of the Change in Control without consideration. Such surrender, settlement and cancellation shall take place as of the date of the Change in Control or such other date as the Committee may specify. For purposes of this Section 3, an Award is deemed to be “in-the-money” if the excess of the Fair Market Value as of the date of the Change in Control over the Award Price is a positive value.

3.5 Permissible Adjustment on a Corporate Events.  Without limiting the adjustments required or permitted under Section 3.3, except as provided in Section 10.2(a) (and without otherwise limiting the authority granted hereunder to the Committee), the Committee shall have the authority, to effect, at any time and from time to time, upon the occurrence of a Corporate Event (i) the cancellation of any or all outstanding Awards and the grant in substitution therefor of new Awards covering the same or different numbers or kinds of securities and having an Award Price which may be the same as or different than the Award Price of the Awards being cancelled, (ii) the cancellation of any or all outstanding Awards in exchange for payment to the applicable Participants of an amount equal to (A) an equivalent value in other securities, cash or properties or (B) an amount equal to the amount by which they are “in-the-money” which may be no consideration for Awards that are not “in-the-money,” as determined by the Committee and (iii) the amendment of the terms and conditions of any and all outstanding Awards; provided, however, that no such action shall materially adversely affect the rights or benefits of a Participant under any outstanding Award without the consent of such Participant.

3.6 Acceleration.  Subject to the requirements of Section 162(m), in the case of a Section 162(m) Award, and Section 409A, in the case of an Award that provides for the “deferral of compensation” within the meaning of Section 409A, the Committee shall have authority to accelerate the vesting, exercisability or payment of any and all outstanding Awards at any time or on the occurrence of any event or circumstance.

3.7 Foreign Employees.  In order to facilitate the grant of Awards under this Plan to Participants who are foreign nationals, or who are employed by the Company outside of the United States, the Committee may prescribe such special terms for Awards, approve such supplements or amendments to, or alternative versions of, this Plan, as it may consider necessary, appropriate or expedient to accommodate differences in local law, rule, regulation, tax policy or custom without thereby affecting the terms of this Plan for any other purpose; provided, however, that no such supplements, amendments or alternative versions shall include any provisions that are inconsistent with the terms of this Plan, as then in effect, unless this Plan could have been supplemented or amended to eliminate such inconsistency without further approval by the stockholders under rules of any market or exchange on which the Shares are then listed.

4. Administration and Approval

4.1 Committee.  This Plan shall be administered by the Committee, which shall have all rights, powers and authorities necessary, appropriate or expedient in connection therewith. Neither the Company nor any member of the Committee shall be liable for any action, omission or determination made in good faith with respect to this Plan or any Award, including any failure of an Award to qualify as a Section 162(m) Award or an Incentive Stock Option Award or meet the requirements for exemption from or compliance with Section 409A. Except to the extent prohibited by applicable laws, rules or regulations, the Committee shall have the authority to delegate administration of this Plan, in whole or in part, to third party service providers and administrators as well as Employees. Without limiting the preceding sentence, but subject to Section 10.2(a), the Committee shall have the authority to delegate to the CEO, or his designee, authority to (i) administer the Plan and (ii) designate Employees to participate in a pool of Awards, the terms and conditions of which (including the aggregate number of Shares subject to Awards within the pool) shall have been specified by the Committee. Where appropriate in order to give effect to a delegation under this Section 4.1, references to the Committee shall also include the CEO or such designee.

4.2 Discretionary Authority.  Subject only to the express limitations of this Plan, the Committee shall have authority to determine the Eligible Persons to whom, and the time or times at which, Awards are granted, the type of Awards granted, the number of Shares subject to Awards, the Award Price (if any) of Awards, the time or times at which Awards vest and become exercisable or payable, the form in which Awards become payable, the term of Awards, the procedures for exercise and settlement of Awards and all other terms and conditions of Awards. Subject only to the express limitations of this Plan, the Committee shall have sole authority to interpret this Plan and each Award, to make all factual determinations under this Plan and each Award (including determinations as to the achievement of Performance Measures), and to make all other decisions necessary or advisable for administration of this Plan and any Award. The Committee shall have the authority to prescribe, amend and rescind rules and regulations relating to this Plan and the administration thereof. The Committee may amend this Plan or any Award Agreement to correct any defect, error or omission or to reconcile any inconsistency herein or therein. The determinations of the Committee under this Plan need not be uniform and may be made selectively among Persons who receive, or are eligible to receive, Awards, whether or not such Persons are similarly situated. All interpretations, determinations, decisions and actions by the Committee may be made in the exercise of its sole discretion and shall be final and binding upon all parties.

4.3 Terms of Awards.  The Committee shall establish the material terms and conditions of each Award at the time it grants such Award. Such terms and conditions may include payment of any Award Price in Shares, cash or a combination thereof (which form of payment may be either prescribed by the Committee or subject to the discretion of the Company or the Participant), Performance Measures, tandem or reload features, vesting schedules (and provisions regarding acceleration of vesting), registration provisions (including indemnification and contribution arrangements), provisions relating to withholding of taxes, Transferability provisions, forfeiture and clawback provisions, anti-dilution provisions and provisions relating to the effect of a Change in Control or Corporate Event, provisions relating to voting, dividends and distributions, and exercise provisions (including provisions relating to conditional exercises, net exercises and timing of payment of Award Prices). Subject to Sections 3.4 and 3.5, each Award shall be evidenced by an Award Agreement that shall include such terms and conditions.

4.4 Section 409A.  Notwithstanding anything contained herein to the contrary, the terms of the Plan are intended to, and shall be interpreted and applied so as to, comply in all respects with Section 409A. The Committee may amend the terms of any Award in order to cure any potential defects under Section 409A, in a manner deemed appropriate by the Committee, without the consent of the Participant. It is the intention of the Corporation that no Award be subject to the additional tax imposed by Section 409A(b)(5)(i) of the Code.

Without limiting the generality of the foregoing, it is intended that (i) all Options will be granted in a manner so that they will be exempt from Section 409A and (ii) all other Awards will be granted in a manner so that they either (a) do not provide for a deferral of compensation subject to Section 409A or (b) will be subject to Section 409A. If an Award is intended to be subject to Section 409A, then the Award shall be settled and paid in a single lump sum as of a specified date upon the Participant’s Separation from Service or upon the earlier of such dates, as specified by the Committee at the time of grant, and shall otherwise be granted, administered, settled and paid in accordance with Section 409A; provided, however, that no such settlement or payment shall be made to a Specified Employee upon a Separation from Service before the date which is 6 months after the date of the Specified Employee’s Separation from Service (or, if earlier, the date of death of the Specified Employee); provided, further, that Performance Share Awards and Performance Unit Awards may be paid upon a Change in Control that is a permissible payment event under Section 409A. Nothing in this Section 4.4 shall be construed as an admission that any of the compensation and or benefits payable under this Plan constitutes “deferred compensation” subject to Section 409A.

4.5 Notices.  The Corporation shall use reasonable efforts to inform Participants of (i) the record date, if any, for any Corporate Event sufficiently in advance to enable them to exercise vested Awards or, if otherwise permitted by the terms thereof then in effect, unvested Awards prior to such record date and (ii) any adjustments pursuant to Section 3.3, 3.4, 3.5 or 3.6; provided, however, that neither the Company nor any director, officer, employee, agent, consultant or representative of the Company shall be liable for failure to do so and the failure to do so shall not affect the authorization, validity, enforceability or consummation of any Corporate Event.

4.6 Stockholder Approval.

(a) To make Awards of Incentive Stock Options, this Plan must be approved by the stockholders in a manner intended to comply with Sections 422(b)(i) of the Code no later than the earlier of (i) 12 months following the Effective Date and (ii) the date an Award is first settled under the Plan.

(b) To make Section 162(m) Awards, until such time as this Plan is approved by the stockholders in a manner intended to comply with Section 162(m), any such Awards must be contingent on such stockholder approval and no such Awards may be settled prior to such stockholder approval. In addition, to make Section 162(m) Awards following the expiration of any prior stockholder approval, this Plan must be reapproved by the stockholders in accordance with the requirements of Section 162(m).

5. Eligibility and Awards

All Eligible Persons are eligible to be selected by the Committee to receive an Award under this Plan. Except as otherwise agreed by the Company, no Person shall have a right to receive an Award or, having received an Award in the past, have a right to again receive an Award. The Committee is expected to consult with the CEO before granting Awards, except in cases where the Committee determines that such consultation would be inappropriate; provided, however, the authorization, validity and enforceability of any Award shall not be adversely affected due to any failure to so consult.

6. Stock Option Awards

6.1 Grant of Option Awards.  An Option Award may be granted to any Eligible Person selected by the Committee; provided, however, that, in addition to any other limitations required to comply with the applicable provisions of the Code, Incentive Stock Options shall be granted only to Employees. Unless otherwise designated by the Committee and complying with the applicable provisions of the Code, each Option shall be a Non-Qualified Stock Option.

6.2 Exercise Price.  Except in the case of Substitute Awards, the Committee shall prescribe the Exercise Price per Share under each Option Award; provided, however, that the Exercise Price per Share under an Option Award (other than a Substitute Award) shall not be less than the Fair Market Value per Share on the Grant Date.

6.3 Vesting; Term of Option Award.  The Committee shall prescribe the number of Shares covered by an Option Award and the time or times at which, and the conditions upon which, each Option Award shall become vested and exercisable, if any. The Committee shall prescribe the term of each Option Award; provided, however, that no Option Award shall have a term that is longer than ten years after the applicable Grant Date.

6.4 Repricing.  Notwithstanding anything contained herein to the contrary, the Committee shall not have authority, without stockholder approval, to (i) amend previously granted Option Awards to reduce the Exercise Price of such Option Awards or (ii) except pursuant to Sections 3.3, 3.4 or 3.5, cancel such Option Awards and grant replacement Awards with a lower Exercise Price than the Option Awards being cancelled.

6.5 Exercise of Option Award.  Subject to such terms and conditions set forth in this Plan or as may be prescribed by the Committee, an exercisable Option Award may be exercised in whole or in part at any time during the term thereof by delivery of written notice to the Corporation, together with payment of the aggregate Exercise Price applicable to the Shares underlying such Option Award, or the part thereof, exercised. Such payment shall be made in cash; provided, however, that the Committee may: (i) allow a delay in payment of up to thirty (30) days from the date of exercise; (ii) allow payment, in whole or in part, through the delivery of Shares already owned by the Participant, duly endorsed for Transfer to the Corporation with a Fair Market Value on the date of delivery equal to such aggregate Exercise Price; (iii) allow payment, in whole or in part, through the surrender of Shares then issuable upon exercise of such Award having a Fair Market Value on the date of exercise equal to such aggregate Exercise Price; (iv) allow payment, in whole or in part, through the delivery of a full recourse promissory note bearing interest (at no less than such rate as shall then preclude the imputation of interest under the Code) and payable upon such terms as may be prescribed by the Committee; (v) if the Shares are then publicly traded, allow payment, in whole or in part, through the delivery of a notice that the Participant has placed a market sell order with a broker with respect to Shares issuable upon such exercise and that the broker has been directed to pay a portion of the net proceeds of the sale to the Corporation sufficient to pay such aggregate Exercise Price; or (vi) allow payment through any combination thereof. In the case of a promissory note, the Committee may also prescribe the form of such note and the security, if any, to be given for such note.

6.6 Additional Rules for Incentive Stock Options.

(a) No Incentive Stock Option shall be granted to a Participant to the extent that, as a result of such grant, the aggregate Fair Market Value (determined as of the proposed Grant Date) of the Shares with respect to which “incentive stock options” under Section 422 of the Code are exercisable for the first time in any calendar year under this Plan and all other plans of the Company would exceed the maximum amount permitted under Section 422(d) of the Code. This limitation shall be applied by taking “incentive stock options” under Section 422 of the Code into account in the order in which granted.

(b) No Incentive Stock Option Award shall provide that such Incentive Stock Option may be exercised later than three months following termination of employment of the Participant with the Company, except to the extent permitted under special rules relating to death and disability in accordance with Section 422 of the Code.

(c) Notwithstanding anything contained herein to the contrary, the terms and conditions of an Incentive Stock Option Award may contain such additional terms and conditions, not inconsistent with the terms of this Plan, as are deemed necessary or desirable by the Committee so as to cause such Incentive Stock Option to qualify as an “incentive stock option” under Section 422 of the Code; provided, however, the authorization, validity and enforceability of any Incentive Stock Option Award shall not be adversely affected due to a failure to comply with Section 422 of the Code. Such terms and conditions, together with the terms of this Plan, shall be interpreted so as to cause such Incentive Stock Option to qualify as an “incentive stock option” under Section 422 of the Code. Such terms and conditions shall include, if applicable, limitations on Incentive Stock Options granted to owners of ten percent or more of the Company. An Incentive Stock Option shall be treated as a Non-Qualified Stock Option to the extent that requirements applicable to “incentive stock options” under Section 422 of the Code shall not be satisfied, shall not be Transferable other than by will or by the laws of descent and distribution, and shall be exercisable during the lifetime of the applicable Participant only by such Participant.

(d) If Shares acquired by exercise of an Incentive Stock Option are disposed within two years following the Grant Date or one year following the delivery of such Shares to the Participant upon exercise thereof, such Participant must be required to, promptly following such disposition, notify the Company in writing of the date and terms of such disposition and provide such other information regarding such disposition as the Company may request.

7. Stock Appreciation Rights Awards

7.1 Grant of SAR Awards.  An SAR Award may be granted to any Eligible Person selected by the Committee.

7.2 Base Price.  Except in the case of Substitute Awards, the Committee shall prescribe the base price under each SAR Award; provided, however, that the base price per Share under a SAR Award (other than a Substitute Award) shall not be less than the Fair Market Value of a Share on the Grant Date.

7.3 Vesting; Term of SAR Award.  The Committee shall prescribe the number of Shares covered by SAR Award and the time or times at which, and the conditions upon which, each SAR Award shall become vested and exercisable, if any. The Committee shall prescribe the term of each SAR Award; provided, however, that no SAR Award shall have a term that is longer than ten years after the applicable Grant Date.

7.4 Exercise of SAR Award.  Subject to such terms and conditions set forth in this Plan or as may be prescribed by the Committee, an SAR Award may be exercised in whole or in part at any time during the term thereof by delivery of written notice to the Corporation. Upon exercise of an SAR Award in whole or in part, the Participant shall be entitled to receive such number of Shares that in the aggregate have a Fair Market Value equal to the excess, if any, of (i) the Fair Market Value of the Shares underlying such SAR Award or the part thereof exercised as of the date of exercise over (ii) the aggregate base price applicable to such Shares.

7.5 Freestanding Awards.  Notwithstanding anything contained herein to the contrary, no SAR Award shall be awarded in tandem with an Option Award.

8. Restricted Stock Awards

8.1 Grant of Restricted Stock Awards.  A Restricted Stock Award may be granted to any Eligible Person selected by the Committee.

8.2 Purchase Price.  A Restricted Stock Award may provide for an award of Shares without requiring payment of any purchase price, or may require the Participant to pay a specified purchase price, for the Shares underlying such Restricted Stock Award. The Committee shall prescribe any such purchase price under any Restricted Stock Award.

8.3 Vesting.  The Committee shall prescribe the time or times at which, and the conditions upon which, each Restricted Stock Award shall become vested, if any.

8.4 Restrictions.  The Shares underlying a Restricted Stock Award may be immediately Transferable or subject to restrictions on Transfer. The Committee shall prescribe the time or times at which, and the conditions upon which, each Restricted Stock Award shall become Transferable. The Committee shall prescribe the term for satisfying any conditions to Transferability; provided, however, that such term shall not be longer than seven years after the Grant Date. The Committee may prescribe that the certificates representing the Shares underlying a Restricted Stock Award shall remain in the physical custody of the Company or an agent designated by the Company until all such restrictions and conditions have been satisfied on or are waived, terminated or expired.

8.5 Forfeiture.  Unless otherwise prescribed by the Committee, failure to satisfy any conditions and restrictions to vesting or Transferability shall result in the forfeiture (and return to the Corporation) by the Participant of the Shares underlying the applicable Restricted Stock Award and the return by the Company to the Participant of any purchase price paid by the Participant in respect thereof.

8.6 Rights as Stockholder.  Subject to the terms and conditions set forth in this Plan or as may be prescribed by the Committee, the Participant will have all rights of a stockholder with respect to the Shares underlying a Restricted Stock Award, including the right to vote such Shares and, subject to such requirements as the Committee may prescribe (including requirements as to vesting, Transferability, custody and forfeiture consistent with those applicable to the underlying Shares), to receive all dividends and other distributions paid with respect to such Shares, at the same time and form as other stockholders of the Corporation receive such dividends or distributions or such other time and form as may be prescribed by the Committee.

8.7 Section 83(b) Election.  The Committee may prescribe that a Restricted Stock Award is conditioned upon the applicable Participant refraining from making an election with respect to such Restricted Stock Award under Section 83(b) of the Code. Irrespective of whether a Restricted Stock Award is so conditioned, the applicable Award Agreement shall specify that, if the applicable Participant makes an election pursuant to Section 83(b) of the Code with respect to such Restricted Stock Award, such Participant shall be required to promptly file a copy of such election with the Corporation.

9. Restricted Stock Unit Awards and Phantom Stock Awards

9.1 Grant of Restricted Stock Unit Awards and Phantom Stock Award.  A Restricted Stock Unit Award or a Phantom Stock Award may be granted to any Eligible Person selected by the Committee.

9.2 Vesting.  The Committee shall prescribe the time or times at which, and the conditions upon which, each Restricted Stock Unit Award and Phantom Stock Award shall become vested, if any. The Committee shall prescribe the term for satisfying any such requirements; provided, however, that such term shall not be longer than ten years after the applicable Grant Date.

9.3 Benefit Upon Vesting.  Subject to such terms and conditions set forth in this Plan or as may be prescribed by the Committee, upon vesting of a Restricted Stock Unit Award and Phantom Stock Award, the applicable Participant shall be entitled to receive Shares (with respect to Restricted Stock Unit Awards) or cash (with respect to Phantom Stock Awards) in an amount equal to the Fair Market Value of the Shares underlying such Award on such date.

9.4 Dividends.  Subject to the terms and conditions of this Plan or as may be prescribed by the Committee, the Participant will have, subject to such requirements as the Committee may prescribe (including requirements as to vesting, custody and forfeiture consistent with those applicable to the underlying Shares), the right to receive all dividends and other distributions paid with respect to Shares underlying a Restricted Stock Unit Award and a Phantom Stock Award, at the same time and form as other stockholders of the Corporation receive such dividends or distributions or such other time and form as may be prescribed by the Committee.

10. Performance Share Awards and Performance Unit Awards

10.1 Grant of Performance Share Awards and Performance Unit Awards.

(a) Performance Share Awards and Performance Unit Awards may be granted to any Eligible Person selected by the Committee. Performance Share Awards and Performance Unit Awards shall be based on the achievement, over a specified period, of Performance Measures as prescribed by the Committee. Performance Share Awards and Performance Unit Awards may be paid in Shares, cash or a combination thereof as prescribed by the Committee.

(b) Notwithstanding anything contained herein to the contrary, the Committee’s obligations under Section 10.2 cannot be delegated.

10.2 Qualified Performance-Based Compensation.

(a) The Committee may specify Awards are intended to be considered “qualified performance-based compensation” under Section 162(m). In connection with granting Section 162(m) Awards, the Committee must satisfy the requirements of Section 162(m) with respect to who is entitled to grant such Awards. To the extent applicable, any Award intended to constitute a Section 162(m) Award shall be conditioned on the achievement of one or more Performance Objectives during a Performance Period. The Committee shall use reasonable efforts to take such action as is required so that Awards intended to constitute Section 162(m) Awards comply with Section 162(m). Notwithstanding anything contained herein to the contrary, Section 162(m) Awards shall be granted only by vote or consent of a committee or by unanimous vote or consent of the Board where at least two directors shall satisfy the requirements for an “outside director” under Section 162(m) and the grant of Section 162(m) Awards and establishment of Performance Objectives and Performance Periods shall be made during the times specified and in accordance with the terms of Section 162(m). To the extent that any such Awards are intended to be “qualified performance-based compensation” under Section 162(m), no such Award may be made as an alternative to another Award that is not designated as “qualified performance-based compensation” but instead must be separate and apart from all other Awards.

(b) When Performance Share Awards or Performance Unit Awards intended to be considered “qualified performance-based compensation” are granted, the Committee shall establish (i) the objective Performance Objectives that must be met, (ii) the Performance Period during which performance will be measured, (iii) the maximum amounts that may be paid if the Performance Objectives are met and (iv) any other conditions that the Committee deems appropriate and consistent with this Plan and the requirements of Section 162(m) for “qualified performance-based compensation.” The Committee shall establish the Performance Objectives either before the beginning of the Performance Period or during a period ending no later than the earlier of (A) 90 days after the beginning of the Performance Period or (B) the date on which 25% of the Performance Period has been completed or such other date as may be required or permitted under Section 162(m). The Committee may, at any time during the first 90 days of the Performance Period (or, if shorter, the first 25% of the Performance Period, as allowed under Section 162(m)), adjust or modify the calculation of a Performance Objective. Performance Objectives must be established in a written form within the time prescribed by Section 162(m). The Performance Objectives shall satisfy the requirements for “qualified performance-based compensation,” including the requirement that the achievement of the Performance Objectives be substantially uncertain at the time they are established and that the Performance Objectives be established in such a way that a third party with knowledge of the relevant facts could determine whether and to what extent the Performance Objectives have been met. Except as provided in this Section 10.2(b), the Committee shall not have discretion to increase the amount of compensation that is payable upon achievement of Performance Objectives.

(c) The Committee shall certify and announce the results for the Performance Period to all relevant Participants. The Committee shall determine the amount, if any, to be paid pursuant to each Award based on the achievement of the Performance Objectives and the terms of each Award Agreement.

(d) The Committee may provide that Awards shall be settled, in whole or in part, in the event of the Participant’s death or Disability, a Change in Control or under other circumstances consistent with Section 162(m) and Section 409A.

(e) Unless the Committee prescribes otherwise, Performance Share Awards and Performance Unit Awards will be payable in a lump sum prior to the 15th day of the third month of the year immediately following the year in which the end of the Performance Period occurs in accordance with the applicable short-term deferral exception provisions of Section 409A or, in accordance with procedures established by the Committee and the applicable provisions of Section 409A, on a deferred basis.

11. Substitute Awards, Dividend Equivalents and Other Awards

Substitute Awards, Dividend Equivalents and Awards other than Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, Phantom Stock, Performance Share and Performance Unit Awards may be granted to any Eligible Person selected by the Committee. Such other Awards may be granted alone or in addition to any other Awards granted under this Plan and may be paid in Shares or cash as the Committee shall determine. The terms and conditions of such Awards shall be prescribed by the Committee.

12. Requirements for Issuance of Shares and Restrictions on Transfer

12.1 Share Certificates and Delivery.

(a) Shares issued hereunder may be evidenced in such manner as the Corporation may deem necessary, appropriate or expedient, including book entry registration or issuance of a physical certificate, which may be retained by the Secretary of the Corporation or such escrow agent as the Corporation may appoint. Shares issued hereunder may be delivered in such manner as the Corporation may deem necessary, appropriate or expedient, which may include delivery in book entry form by causing the Shares to be credited to the Participant’s account (to be opened and maintained by the Participant) at such brokerage firm as may be designated from time to time by the Corporation to assist in the administration of the Plan (the “Broker”). When Shares are delivered in book-entry form, such delivery as well as all subsequent Transfers and other matters relating to the Shares will be subject, in addition to all other provisions hereof, to the rules and requirements imposed by the Broker and such administrative rules and requirements as may be imposed by the Corporation.

(b) Prior to vesting and payment of any applicable loans, the Shares will be subject to stop transfer instructions given by the Corporation to the Broker and the transfer agent for the Shares. Upon vesting of any Shares, such stop transfer instructions will be terminated (except to the extent that any Shares may be subject to loans or sold to satisfy applicable withholding requirements). Upon forfeiture of any Shares, the Broker and such transfer agent will be instructed to debit such Shares from such account and return them to the Corporation. Each physical certificate and each book entry, in each case relating to Shares may include such restrictive legends in such forms as the Corporation may deem convenient, expedient, necessary or appropriate relating to the restrictions under this Plan or the applicable Award Agreement, as applicable, applicable securities, tax or other laws or applicable rules of any securities exchange or market.

12.2 Delivery of Cash.  All cash payments in satisfaction of an Award (other than Dividend Equivalents) shall equal the Fair Market Value of the Shares to which the cash payment relates, determined as of the Exercise Date or the settlement date of the Award, as applicable, and such payment shall be made within 3 business days thereafter.

12.3 Securities Laws.  Notwithstanding anything contained herein or in any Award Agreement to the contrary, no Shares shall be issued or Transferred in connection with any Award unless and until all requirements under securities and other laws, rules and regulations, under the rules of any securities exchange or market on which the Common Stock is then listed and under Company policies and procedures shall have been complied with.

12.4 Legends.  Certificates and book entries representing Shares issued or Transferred under this Plan may be subject to such stop-transfer orders and other restrictions, and bear such other legends, as the Corporation may deem necessary, appropriate or expedient.

12.5 Registration.  The Corporation shall use commercially reasonable efforts to file, at its expense, a registration statement or statements on Form S-8 (or any applicable successor Form) to register the sale, issuance, transfer or resale of the Shares subject to this Plan under the Securities Act, at such time or times as the Corporation may deem necessary, appropriate or expedient. Any issuance, transfer or resale of Shares pursuant to such registration statement or statements shall be subject to (i) the continued effectiveness of such registration statement or statements and (ii) any blackout, insider trading, short-swing profits, holdback or other trading restrictions which the Corporation may impose or to which the Participant may be subject, by law, rule or regulation, under Company policies, or otherwise. For so long as the Shares subject to this Plan are not registered for issuance by the Corporation, the Corporation shall be under no obligation to issue or deliver any Shares pursuant to an Award unless such Shares may be issued and delivered without such registration pursuant to an available exemption therefrom, the terms and conditions of such exemption shall have been fully complied with and the Corporation elects to rely thereon (which it shall be under no obligation to do). In connection therewith, the Participant may be required to make representations similar to those set forth in Annex A.

12.6 No Company Liability.  The Corporation shall have no liability to a Participant in respect of any loss, expense, cost, damage or claim in respect of an Award due to a delay in delivery or issuing, or failure to deliver or issue, any Share or to notify the Participant that an Award may be exercised or settled due to the fact that the Corporation is unable or reasonably believes that it is unable to deliver Shares in compliance with applicable securities, tax and other laws, rules and regulations or force majeure. In addition, the Corporation shall have no liability in respect of any Award that expires prior to exercise or settlement, or that is terminated, cancelled or otherwise forfeited, pursuant to the terms of this Plan or the applicable Award Agreement.

12.7 Indemnification.  Any Participant for whom the resale of Shares is included in a registration statement or statements will indemnify the Corporation, each of its directors and officers and each Person who Controls the Corporation (other than such Participant) against all claims, losses, damages, expenses and liabilities (or actions in respect thereof) arising out of or based upon any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement or statements, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Corporation, each of its directors and officers and each Person controlling the Corporation (other than such Participant) for all legal and any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged statement) or omission (or alleged omission) is made in such registration statement or statements in reliance upon and in conformity with written information furnished to the Corporation by such Participant with respect to such Participant; provided, however, that the liability of any such Participant under this Section 12.7 shall be limited to the amount of proceeds received by such Participant in the resale giving rise to such liability.

12.8 Market Stand-Off Agreement.  In the event of a public offering of the Corporation’s securities and upon request of the Corporation, each Participant shall agree not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any Shares or take any similar actions as may be specified by the Corporation, without the prior written consent of the Corporation for such period of time (not to exceed one hundred eighty (180) days from the effective date of the applicable registration statement or statements) as may be specified by the Corporation.

13. Miscellaneous Plan Provisions

13.1 Conflicts.  In the event of a conflict between the terms of this Plan and any Award Agreement, the terms of this Plan shall prevail.

13.2 Forfeiture Events.  Unless otherwise provided in an Award Agreement, in addition to any otherwise applicable continued employment or performance conditions as prescribed by the Committee, a Participant’s rights, payments, gains and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture and recoupment by or at the direction of the Committee upon termination of employment for Cause, violation of Company policies, breach of noncompetition, confidentiality or other restrictive covenants, engagement in Detrimental Conduct and any other events specified by the Committee and set forth in an Award Agreement.

13.3 No Transfer of Awards; Plan Binding; Beneficiaries.  Unless otherwise prescribed by the Committee, Awards shall not be Transferable, except by will or by the laws of descent and distribution, and, during the lifetime of a Participant, Awards shall be exercised only by the Participant or by his guardian or legal representative. This Plan shall be binding upon the Corporation and its successors and the Participants and their permitted successors in interest. Each Participant shall have the right to designate a beneficiary or beneficiaries who shall be entitled to take any action, make any election and receive any rights, payments, benefits or gains under an applicable Award following such Participant’s death.

13.4 Deferrals of Payment.  Notwithstanding anything contained herein to the contrary, the Committee may permit a Participant to defer the receipt of payment or delivery of cash, securities, rights or other property that would otherwise be due to such Participant by virtue of the exercise of or the satisfaction of vesting or other conditions or restrictions with respect to an Award. If any such deferral is to be permitted, the Committee shall establish the rules and procedures relating to such deferral, including the period of time in advance of payment or delivery when an election to defer is required to be made, the time period of the deferral, the events that would result in payment or delivery of the deferred amount, the interest or other earnings attributable to the deferred amount and the method of funding (if any) attributable to the deferred amount. Any deferrals made pursuant to this Section 13.4 shall be made in a manner and subject to terms and conditions so as to comply with Section 409A.

13.5 Rights as Stockholder.  Except as otherwise provided in this Plan, no Participant shall have any rights (including rights with respect to voting, dividends or distributions) with respect to any securities underlying an Award until the date such securities are delivered to the Participant.

13.6 Employment or Service.  Nothing in this Plan, in the grant of any Award or in any Award Agreement shall confer upon any Eligible Person or Participant the right to continue in any capacity in which he is employed by, or otherwise serves, the Company and shall not interfere in any way with any right that the Company would otherwise have to terminate his or her employment or other service at any time.

13.7 Other Compensation and Benefit Plans.  After the Effective Date, no further awards shall be granted under any of the Terminated Plans. The adoption of this Plan shall not affect any future stock incentive or other compensation plans of the Company and shall not preclude the Company from establishing any other forms of stock incentive or other compensation for Employees, Non-Employee Directors or other Persons. The amount of any compensation deemed to be received by a Participant pursuant to an Award shall not constitute compensation with respect to which any other benefits of such Participant are determined, including benefits under any bonus, pension, profit sharing, life insurance or salary continuation plan, except as otherwise specifically provided by the terms of such plan. The Plan shall not entitle Eligible Persons or Participants to any future compensation. The Plan is not an element of the Employees’ base salary or base compensation and shall not be considered as part of such in the event of severance, redundancy, or resignation. The Company has no obligation to offer incentive plans to Eligible Persons or Participants in the future. This Plan shall be effective only for the time period specified herein. The Company assumes no obligation to any Participant under this Plan with respect to any doctrine or principle of acquired rights or similar concept.

13.8 Tax Withholding. The Participant or his successor in interest shall be responsible for payment of all taxes and other charges required by law to be withheld from an Award or securities, cash or other property paid or delivered in settlement of an Award. Payment shall be made: (i) in cash or by check; (ii) at the discretion of the Committee, in Shares, valued at the Fair Market Value of such Shares on the applicable date; (iii) by deduction from the settlement of the applicable Award; (iv) at the discretion of the Committee, by a combination of the methods described above; or (v) by such other method as may be approved by the Committee. Without limiting the foregoing, the Company may deduct from other compensation, including wages, to be paid by the Company or withhold from any Shares or cash or other property deliverable under this Plan in settlement of an Award, in the amount of any federal, state or local taxes that the Company is required to withhold with respect to such Awards.

13.9 Unfunded Plan.  This Plan shall be unfunded. Neither the Company nor any other Person shall be required to establish any special or separate fund or to make any other segregation of assets to assure the settlement of any Awards. Nothing contained in this Plan and no action taken pursuant hereto shall create or be construed to create a fiduciary relationship between the Company or any other Person and any Participant (or any of his successors in interest). No Participant or other Person shall under any circumstances acquire any property interest in any specific assets of the Company or any other Person. To the extent that any Person acquires a right to receive settlement from the Corporation hereunder, such right shall be no greater than the right of an unsecured general creditor of the Corporation. Neither the adoption of this Plan nor the setting aside of securities, cash or other property by the Company with which to discharge its obligations hereunder shall be deemed to create a trust or other funded arrangement. The Company shall have the right to implement or set aside securities, cash or other property in a grantor trust, subject to the claims of the Company’s creditors, to discharge its obligations under this Plan.

13.10 Interpretation.  Unless otherwise expressly stated in the Plan:

(a) the words “hereof,” “hereby” and “hereunder,” and correlative words, refer to this Plan as a whole and not any particular provision;

(b) the words “includes” and “including,” and correlative words, are deemed to be followed by the phrase, “without limitation”;

(c) the word “written” and the phrase “in writing,” and correlative words and phrases, include e-mail, PDF and facsimile transmissions;

(d) the words “asset” and “property” are synonymous and include owned, leased and licensed real, personal and intangible property of every kind, including contractual rights, tort claims, cash, securities and information;

(e) the masculine, feminine and neuter form of a word includes the other forms of such word and the singular and plural forms of a word have correlative meanings;

(f) the word “or” is not exclusive;

(g) the words “will” and “shall” be construed to have the same meaning and effect;

(h) references to a Person shall include the successors and assigns thereof, except to the extent otherwise expressly provided in this Plan;

(i) references made to any law or regulation herein, unless explicitly provided otherwise, are references to such law or regulation as amended, supplemented, modified, replaced or construed;

(j) capitalized terms that are correlative to terms defined in Section 2 shall have correlative meanings; and

(k) the headings set forth herein have been inserted for convenience of reference only, shall not be considered a part of this Plan and shall not limit, modify or affect in any way the meaning or interpretation of this Plan.

13.11 Severability.  If any provision of this Plan or any Award is or becomes, or is deemed by the Committee to be, invalid, illegal or unenforceable in any jurisdiction or as to any Person or Award, or would disqualify this Plan or any Award under any law, rule or regulation deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to the applicable laws, rules or regulations or, if it cannot be so construed or deemed amended without, in the determination of the Committee, materially altering the intent of this Plan or such Award, such provision shall be stricken as to such jurisdiction, Person or Award and the remainder of this Plan and such Award shall remain in full force and effect.

13.12 GOVERNING LAW.  THE VALIDITY, INTERPRETATION, PERFORMANCE AND ENFORCEMENT OF THIS PLAN SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEVADA (WITHOUT GIVING EFFECT TO ANY CHOICE OR CONFLICT OF LAW RULE THAT WOULD CAUSE THE APPLICATION OF THE LAWS OF ANY JURISDICTION OTHER THAN THE INTERNAL LAWS OF THE STATE OF NEVADA).

13.13 Fractional Shares.  No fractional Shares shall be delivered pursuant to this Plan or any Award, and the Corporation shall determine whether cash or other securities shall be paid or delivered in lieu of any fractional Shares or whether any fractional Shares or rights thereto shall be canceled or otherwise eliminated.

13.14 Assignment and Successor.  The obligations of the Corporation under the Plan shall be binding upon any successor Person, whether resulting from the merger, consolidation, reorganization, asset sale or otherwise. The Corporation shall take all such actions as may be necessary so the Plan and any Award Agreement entered into hereunder is binding on each such successor. This Plan shall be binding upon each Participant, his beneficiaries, his estate (which includes his executor or administrator) and his Transferees.

13.15 Compliance with Law.

(a) Notwithstanding anything contained herein or in any Award Agreement to the contrary, the Committee may amend, supplement or cancel any Award to the extent necessary to comply with applicable law, rule or regulation.

(b) With respect to Participants subject to Section 16 of the Exchange Act transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 under the Exchange Act. To the extent that compliance with any Plan provision applicable solely to such Participants that is included solely for purposes of complying with Rule 16b-3 is not required in order to bring a transaction by such Participant in compliance with Rule 16b-3, it shall be deemed null and void as to such transaction, to the extent permitted by applicable laws, rules and regulations and deemed advisable by the Committee. To the extent any provision in the Plan or action by the Committee involving such Participants is deemed not to comply with an applicable condition of Rule 16b-3, it shall be deemed null and void as to such Participants, to the extent permitted by law and deemed advisable by the Committee.

13.16 Limitation of Liability.

(a) Except for indemnification provisions specifically set forth in this Plan or an Award Agreement, no Person shall be liable for any special, indirect, incidental, consequential or punitive damages arising out of any breach of this Plan or an Award Agreement, even if informed of the possibility of such damages in advance.

(b) Except for performance of payment obligations, no Person shall be liable for its failure to perform under this Plan or an Award Agreement, and the obligation of any Person to perform hereunder and thereunder shall be suspended, to the extent that performance is made impracticable, delayed or prevented, in whole or in part, due to any occurrence beyond its reasonable control, including: acts of God; inclement weather; floods; accidents; strikes; lockouts; fires; wars; equipment failures; labor disputes; labor sabotage; riots; terrorism; demonstrations; embargoes; laws, rules, regulations, orders or decrees of governmental or other authorities, whether valid or invalid (including import or export prohibitions or priorities, requisitions, allocations and price adjustment restrictions); inability to obtain or unavoidable delay in obtaining necessary power, materials, facilities, services or equipment; or interruption or unavoidable delay in communication or transportation. If the obligations of a Person are suspended pursuant to the preceding sentence, such Person shall use commercially reasonable efforts to remedy the cause of the suspension as expeditiously as possible, except that such requirement shall not require the settlement of strikes, lockouts or other labor difficulties, the incurrence of capital expenses, or the employment of additional personnel.

13.17 Leave.  If approved by the Committee, an Employee’s absence or leave because of military or governmental service, disability or other reason shall not be considered an interruption of employment for any purpose under the Plan; provided, however, that, to the extent that an Award under this Plan is subject to Section 409A, such absence or leave shall be considered a Separation from Service to the extent so provided by Section 409A.

13.18 Effective Date.  This Plan shall become effective on the date of approval of this Plan by the Board.

13.19 Termination.  The authority to grant new Awards under this Plan shall terminate on the date immediately preceding the tenth anniversary of the Effective Date. The Board may, at any earlier date, terminate this Plan. No termination of this Plan shall materially adversely affect any Award theretofore granted, without the consent of the applicable Participant (or his estate, beneficiaries or permitted Transferee, unless such right has been reserved in this Plan.

13.20 Amendment.  The Board may, at any time and from time to time and in any respect, amend or supplement this Plan. The Board may seek the approval of any amendment or supplement by the stockholders to the extent that it deems necessary or advisable, in its sole discretion, for purposes of compliance with the Code, the listing requirements of any market or exchange or any other purpose. No amendment or supplement of this Plan shall adversely affect any Award theretofore granted without the consent of the applicable Participant (or his permitted successor in interest), unless such right has been reserved in this Plan or such amendment or supplement is required to comply with applicable laws, rules or regulations.

13.21 Survival.  The authority of the Committee to take any action (other than grant new Awards) hereunder shall continue after the authority for grant of new Awards hereunder has been exhausted or terminated (and, for these purposes, new Awards do not include actions taken under Section 3.3, 3.4 or 3.5 or grants of Substitute Awards).

Annex A

Representations by Participant

(a) The Participant understands that the acquisition of the Shares has not been approved or disapproved by the Securities and Exchange Commission or any administrative agency charged with the administration of the securities laws of any state and represent that he has had access to all material information and is knowledgeable about the Company, its business, opportunities, risks and uncertainties, and the material facts and circumstances relating to any investment therein and that all documents, records and books pertaining to this investment have been made available upon reasonable notice for inspection by him or his purchaser representative, counsel, accountant or business advisor.

(b) The Participant represents that he (i) is able to bear the economic risks of this investment, (ii) is able to hold this investment for an indefinite period of time, (iii) is presently able to afford a complete loss of this investment and (iv) has no need for liquidity in this investment.

(c) The Participant represents that the Shares will be acquired in good faith solely for his own account for investment purposes only and are not being acquired with a view to or for the resale, distribution, subdivision or fractionalization thereof.

(d) The Participant represents that he has no contract, undertaking, understanding, agreement or arrangement, formal or informal, with any Person to sell, Transfer or pledge to any Person any of the Shares or any part thereof and has no present plans to enter into any such contract, undertaking, understanding, agreement or arrangement.

(e) The Participant understands that the legal consequences of the representations set forth herein are that he must bear the economic risks of this investment for an indefinite period of time because the Shares have not been registered under the Securities Act, or the securities law of any state and, therefore, cannot be sold unless they are subsequently so registered or an exemption from such registration is available.

(f) The Participant understands that no federal or state agency has passed on or made any recommendation or endorsement of the Shares and that the Corporation is relying on the truth and accuracy of the representations and warranties and confirmations made by the Participant in offering the Shares to him without having first registered the Shares under the Securities Act and any applicable state securities laws.

(g) The Participant consents to the placement of a restrictive legend or legends on any certificate evidencing the Shares.

(h) The Participant represents that he (i) is ☐/ is not ☐ (check one box) an “accredited investor” as defined in Rule 501(a) under the Securities Act, (ii) is not, and is not required to be, registered as a broker-dealer under the Exchange Act and (iii) is not and will not be acquiring the Shares as a result of any general solicitation or general advertisement.

PROXY **PROXY**

COMSTOCK MINING INC.

P.O. Box 1118, Virginia City, Nevada 89440

This proxy is solicited on behalf of the Board of Directors of Comstock Mining Inc.
For the Annual Meeting of Stockholders on June 23, 2011

The undersigned appoints William Nance and Scott Jolcover, and each of them, with full power of substitution in each, the proxies of the undersigned, to represent the undersigned and vote all shares of Comstock Mining Inc. Common Stock which the undersigned may be entitled to vote at the Annual Meeting of Stockholders to be held on June 23, 2011, and at any adjournment or postponement thereof, as indicated on the reverse side.

This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is given, this Proxy will be voted FOR the election for the nominees, FOR the ratification of the appointment of Deloitte & Touche LLP as independent registered public accounting firm for the Company for the fiscal year ending December 31, 2011 and FOR the Comstock Mining Inc. 2011 Equity Incentive Plan.

PLEASE MARK, DATE, SIGN AND RETURN THIS PROXY PROMPTLY

A. Election of Directors

The Board of Directors recommends a vote FOR the listed nominees.

	For	Withhold
01 – Corrado DeGasperis	☐	☐
02 – Scott H. Jolcover	☐	☐
03 – William J. Nance	☐	☐
04 – Robert A. Reseigh	☐	☐
05 – John V. Winfield	☐	☐

B. Issues

The Board of Directors recommends a vote FOR Proposals 2 and 3 below.

   ☐ For ☐ Against ☐ Abstain

   ☐ For ☐ Against ☐ Abstain

NOTE: In their discretion, the Proxies are authorized to vote upon such other matters as may properly come before the meeting or any adjournment or postponement thereof. Receipt of notice of the meeting and the related proxy statement is acknowledged.

C. Authorized Signatures – Sign Here – This section must be completed for your instructions to be executed.

Date: ____________________

____
Signature 1

____
Signature 2

The signature on this Proxy should correspond exactly with the stockholder name printed to the left. In the case of joint tenancies, both stockholders should sign. Persons signing as Attorney, Executor, Administrator, Trustee or Guardian should give their full title.

If you plan to attend the meeting, please check here. ☐